                                                                    EXHIBIT 10.9

          RESEARCH COLLABORATION AND LICENSE AGREEMENT BY AND BETWEEN



                              ELI LILLY AND COMPANY

                                       AND

                           ARENA PHARMACEUTICALS, INC.






                                 APRIL 14, 2000





   CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FORE THE PORTIONS MARKED AS ***.


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                                TABLE OF CONTENTS

ARTICLE I        DEFINITIONS                                                                        1
ARTICLE II       FUNDING OF PROJECT                                                                10
   2.1           INITIATION FEE...............................................................     10
   2.2           FTE PAYMENTS.................................................................     10
   2.3           MANNER OF PAYMENTS...........................................................     11
   2.4           ACCOUNTING...................................................................     11
ARTICLE III      STAFFING, PLANNING AND EXECUTION OF PROJECT                                       11
   3.1           PURPOSE AND SCOPE OF PROJECT.................................................     11
   3.2           STEERING COMMITTEE...........................................................     12
   3.3           RESEARCH TEAM................................................................     14
   3.4           OTHER COMMITTEES.............................................................     15
ARTICLE IV       RECEPTOR DESIGNATION                                                              16
   4.1           RECEPTOR DESIGNATION.........................................................     16
   4.2           DESIGNATION PROCESS..........................................................     16
ARTICLE V        RESTRICTIONS ON USE OF COLLABORATION RECEPTORS BY ARENA                           17
ARTICLE VI       RECEPTOR POOL                                                                     20
   6.1           RECEPTOR POOL................................................................     20
ARTICLE VII      RESEARCH AND DEVELOPMENT PLAN                                                     21
   7.1           RESEARCH AND DEVELOPMENT PLAN................................................     21
   7.2           RESEARCH AND DEVELOPMENT PLAN TIME PERIOD....................................     21
   7.3           RESEARCH PLAN FTES...........................................................     22
   7.4           RESEARCH AND DEVELOPMENT PLAN PRIORITIZED RECEPTORS..........................     22
   7.5           COLLABORATION................................................................     23
ARTICLE VIII     DISCOVERY MILESTONE PAYMENTS                                                      24
ARTICLE IX       CLINICAL DEVELOPMENT MILESTONE PAYMENTS                                           25
ARTICLE X        ROYALTIES                                                                         26
   10.3          ROYALTY TERM.................................................................     27
   10.4          POST TERM RIGHTS.............................................................     28
   10.5          REPORTING AUDIT..............................................................     28
   10.6          PATENT LIST REPORTS..........................................................     28
ARTICLE XI       TECHNOLOGY LICENSE                                                                29
   11.1          ARENA TECHNOLOGY LICENSE.....................................................     29
   11.2          LILLY TECHNOLOGY LICENSE RESTRICTION.........................................     29
   11.3          ARENA TECHNOLOGY LICENSE RESTRICTION.........................................     29
   11.4          SUBLICENSE ACKNOWLEDGEMENT...................................................     30
   11.5          TECHNOLOGY OWNERSHIP.........................................................     30
ARTICLE XII      TERM AND TERMINATION                                                              30
   12.1          TERM.........................................................................     30
   12.2          TERMINATION BY LILLY DURING FIRST YEAR.......................................     30
   12.4          BREACH.......................................................................     31
   12.5          EARLY TERMINATION FOR BLOCKING PATENTS.......................................     31
   12.6          KEY PERSONNEL................................................................     32
   12.7          CHANGE OF CONTROL............................................................     32
   12.8          EFFECT OF TERMINATION ON AGREEMENT...........................................     32
   12.9          LILLY ACCRUED RIGHTS.........................................................     32


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
ARTICLE XIII     EXPANSION OF COLLABORATION RECEPTORS                                              33
   13.1          INDIVIDUAL GPCR-CV AND GPCR-ONCOLOGY RECEPTORS...............................     33
   13.2          BROAD GPCR-CV AND GPCR-ONCOLOGY COLLABORATION................................     33
ARTICLE XIV      CONFIDENTIALITY                                                                   33
ARTICLE XV       THIRD PARTY INFRINGEMENT                                                          35
   15.1          NOTIFICATION OF INFRINGEMENT.................................................     35
   15.2          SUIT FOR INFRINGEMENT........................................................     35
ARTICLE XVI      REPRESENTATION AND WARRANTIES                                                     36
   16.1          REPRESENTATIONS AND WARRANTIES OF LILLY......................................     36
   16.2          REPRESENTATIONS AND WARRANTIES OF ARENA......................................     36
ARTICLE XVII     INDEMNITY                                                                         38
   17.1          INDEMNIFICATION BY LILLY.....................................................     38
   17.2          INDEMNIFICATION BY ARENA.....................................................     38
   17.3          CONDITIONS TO INDEMNIFICATION................................................     38
ARTICLE XVIII    RESTRICTIONS ON UNSOLICITED ACQUISITION ACTIVITIES                                38
ARTICLE XIX      RELATIONSHIP OF THE PARTIES                                                       40
ARTICLE XX       MISCELLANEOUS PROVISIONS                                                          40
   20.1          LIMITATIONS ON ASSIGNMENT....................................................     40
   20.2          FURTHER ACTS AND INSTRUMENTS.................................................     40
   20.3          ENTIRE AGREEMENT.............................................................     40
   20.4          SEVERABILITY.................................................................     40
   20.5          CAPTIONS.....................................................................     40
   20.6          FORCE MAJEURE................................................................     40
   20.7          NO TRADE NAME OR TRADEMARK LICENSE...........................................     41
   20.8          GOVERNING LAW; CONSENT TO JURISDICTION.......................................     41
   20.9          EXPENSES.....................................................................     41
   20.10         COUNTERPARTS.................................................................     41
   20.11         NOTICE.......................................................................     42
   20.12         NEGOTIATED DOCUMENT..........................................................     42
   20.13         SURVIVING OBLIGATIONS........................................................     42
   20.14         RIGHT TO INTELLECTUAL PROPERTY...............................................     43
ARTICLE XXI      DISCONTINUATION OF DEVELOPMENT                                                    43
ARTICLE XXII     RESULTS OF PROJECT                                                                43
   22.1          QUARTERLY STATUS REPORTS.....................................................     43
   22.2          PROJECT TECHNOLOGY...........................................................     43
   22.3          INVENTIONS...................................................................     44
   22.4          INVENTIONS OTHERWISE UNPATENTABLE IN THE UNITED STATES.......................     44
   22.5          PATENT PREPARATION COOPERATION, COSTS AND OBLIGATIONS........................     44
   22.6          PUBLICATIONS.................................................................     46
ARTICLE XXIII    COMMERCIAL RIGHTS                                                                 46
   23.1          LICENSE TO LILLY.............................................................     46
   23.2          SUBLICENSES..................................................................     46
   23.3          REGULATORY AND MANUFACTURING RESPONSIBILITY..................................     46
ARTICLE XXIV     HART-SCOTT-RODINO FILING                                                          47
APPENDIX A       RESEARCH AND DEVELOPMENT PLAN                                                      1
APPENDIX B       AMENDED SECTION 7.4 TABLE                                                          1

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
APPENDIX C       ARENA PATENT RIGHTS                                                                1
APPENDIX D       RESEARCH TEAM OPERATIONAL CONSIDERATIONS                                           1
APPENDIX E       SELECTED CRITERIA FOR ENABLED SCREENING ASSAYS                                     1
APPENDIX F       WIRING INSTRUCTIONS                                                                1
APPENDIX G       CONTACT INFORMATION                                                                1
APPENDIX H       EXCLUDED GPCR RECEPTORS                                                            1
















                                      iii
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                  RESEARCH COLLABORATION AND LICENSE AGREEMENT

        This Agreement ("Agreement"), effective as of April 14, 2000 ("Effective Date"), is by and between ARENA PHARMACEUTICALS, INC., having a place of business at 6166 Nancy Ridge Drive, San Diego, California, 92121 USA ("Arena"), and ELI LILLY AND COMPANY, a corporation organized under the laws of the State of Indiana, having its principal place of business at Lilly Corporate Center, Indianapolis, Indiana 46285 ("Lilly").

        WHEREAS, Lilly is in the business of discovering, developing, manufacturing, and marketing pharmaceutical products and animal health care products;

        WHEREAS, Lilly is interested in funding and collaborating with Arena to screen compounds developed by Lilly in screening assay systems utilizing G-protein coupled receptors owned or selected by the respective parties hereto which have been constitutively activated according to technology developed by Arena for the discovery and commercial development of pharmaceutical and animal health products by Lilly;

        WHEREAS, Arena is a biopharmaceutical organization focused on the discovery and development of innovative therapeutics; and

        WHEREAS, Arena is interested in collaborating with Lilly to develop screening assay systems utilizing G-protein coupled receptors which have been constitutively activated according to technology developed by Arena to screen compounds developed by Lilly for the discovery and commercial development of pharmaceutical and animal health products by Lilly.

        NOW, THEREFORE, in consideration of the above premises and the mutual covenants and agreements contained herein, Arena and Lilly hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

        Unless otherwise specifically provided herein, each of the following terms shall have the meanings set forth in this Article I.

"Affiliate" means (a) any corporation or business entity of which Lilly or Arena, at the time in question owns or controls, directly or indirectly, 50% or more of the stock of such corporation or business entity having the right to vote for directors thereof or otherwise control the management of said corporation or business entity, or (b) any corporation, individual or business entity which now or hereafter owns or controls, directly or indirectly, fifty percent (50%) or more of the stock of Lilly or Arena having the right to vote for directors therefor. For purposes of this Agreement, and except as otherwise provided for herein, "Affiliate" shall not include ChemNavigator.com, Inc. in the case of Arena.



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"Alternate" has the same meaning as set forth in Section 3.2(a)(1).

"Annual" means the period between January 1 and December 31, inclusive.

"Annual FTE Payment" shall have the meaning as set forth in Section 2.2(a) of this Agreement.

"Arena" means Arena and its Affiliates.

"Arena Activation Fee" has the same meaning as set forth in Section 8.1(a) of this Agreement.

"Arena Assay Fee" has the same meaning as set forth in Section 8.1(b) of this Agreement.

"Arena Know-How" means all information, including, without limitation, Confidential Information, tangible materials, ideas, inventions (including patentable inventions), practices, methods, knowledge, skill, experience, documents, animal models, patent and legal data or descriptions, chemical formulations, processes, techniques, data, rights of reference and trade secrets which are owned or controlled by Arena on the Effective Date or developed by Arena during the term of the Agreement.

"Arena Patent Rights" means all present and/or future patents (including inventor's certificates) and all present and/or future patent applications (including provisional applications) therefor throughout the world as the case may be, and substitutions, extensions, reissues, re-examinations, Supplementary Protection Certificates, renewals, divisions, continuations, or continuation-in-part thereof or therefor, and foreign counterparts thereof, owned or controlled (either fully or partially) by Arena, or under which Arena may grant licenses or sublicenses, to the extent they are directed to (1) CART Technology; and/or (2) CART Activated Receptor(s); and/or (3) Enabled Screening Assay(s); and/or (4) CART Identified Compound(s); and/or (5) Drug Product(s) and/or (6) Prioritized Receptors and/or (7) Arena Technical Information and/or
(8) Arena Receptor(s). "Controlled" for purposes of this Section means that Arena is an assignee or a licensee of such patent or patent application, with the right to sublicense its rights under such license to Lilly hereunder. A list of Arena Patent Rights shall be attached hereto as APPENDIX C within seven (7) days after the Effective Date, and Arena shall update Arena Patent Rights from time to time during the terms of this Agreement by sending Lilly such updated APPENDIX C and also an updated APPENDIX C as of the end of December in each year within one (1) month after such date. The Parties understand that the fact that the Arena Patent Rights may include technology not licensed hereunder shall not be interpreted, express or implied, that any such technology is included within the scope of this definition.

"Arena Receptor(s)" means those GPCR(s), including GPCR-EST(s) and GPCR-Full Length(s), discovered, developed, owned, or acquired by Arena prior to, on, or after the Effective Date.



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"Arena Technical Information" means all Arena Know-How, methods of manufacture, processes, documents and materials (excluding Collaboration Receptors (Lilly) and information relating thereto), and other proprietary information, whether patentable or unpatentable, related to Collaboration Receptors (Arena), CART Technology and Enabled Screening Assay, including but not limited to, Improvements, that are owned or possessed by Arena, whether now existing or hereafter developed.

"Arena Technology" means Arena Patent Rights and Arena Technical Information.

"Business Day" means Monday through Friday, inclusive, excluding: (i) any U.S. Federal holiday; (ii) the period of time between the day before Christmas day through to and including the day after New Years day, and (iii) any other nationally recognized U.S. holiday.

"Cancerous", for purposes of the definition of GPCR-Oncology, means a proliferation of cells that leads to the formation of tumorous mass(es).

"Calendar Year" means the twelve (12) month period ending on December 31.

"CART Technology" means Arena Technology for enhancing the signal of a GPCR with or without the binding to the GPCR of the Endogenous ligand corresponding to such GPCR.

"CART Activated Receptor" means a Prioritized Receptor to which CART Technology has been applied, and which has reached a level of activity such that its use in an assay results in a signal to noise ratio that predicts its utility in an Enabled Screen Assay as determined by the Steering Committee.

"CART Identified Compound(s)" means a compound, and/or a Derivative of a compound that has been identified as a modulator of a CART Activated Receptor in an Enabled Screen Assay.

"Change of Control" shall mean, with respect to Arena, any of the following events: (i) the acquisition by any Person or Group, other than a Person or Group controlling such Party as of the Effective Date, of "beneficial ownership" (as defined in Rule 13d-3 under the United States Securities Exchange Act of 1934, as amended), directly or indirectly, of 50% or more of the shares of Arena's capital stock the holders of which have general voting power under ordinary circumstances to elect at least a majority of Arena's Board of Directors or equivalent body (the "Board of Directors") (the "Voting Stock"); (ii) the first day of which less than two-thirds of the total membership of Arena's Board of Directors shall be Continuing Directors (as such term is defined below); (iii) the approval by the shareholders of Arena of a merger, share exchange, reorganization, consolidation or similar transaction of such Party (a "Transaction"), other than a Transaction which would result in the Voting Stock of Arena outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into



                                       3
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voting securities of the surviving entity) more than fifty percent (50%) of the
Voting Stock of Arena or such surviving entity immediately after such Transaction; or (iv) approval by the shareholders of Arena of a complete liquidation of Arena or a sale or disposition of all or substantially all of the assets of Arena. For purposes of this definition, "Continuing Directors" shall mean individuals serving as of the date hereof on Arena's Board of Directors and any individuals elected after the date hereof whose election or nomination was approved by at least a majority of the Continuing Directors serving at the time.

"Collaboration Receptor" means a Collaboration Receptor (Lilly) or a Collaboration Receptor (Arena) as determined under Article IV.

"Collaboration Receptor(s) (Arena)" means a GPCR ************************ ******** and designated as such pursuant to Article IV for the sole purpose of creating Collaboration Receptors and Receptor Pool pursuant to Article V and
Article VI, respectively.

"Collaboration Receptor(s) (Lilly)" means a GPCR *********************** ********* and designated as such pursuant to Article IV for the sole purpose of creating Collaboration Receptors and Receptor Pool pursuant to Article V and
Article VI, respectively.

"Common Receptor" means at least two (2) GPCRs whose nucleic acid sequence and predicted amino acid sequence are at least ************ and in the case of comparisons between a GPCR-EST and a GPCR-Full Length, the same percent identity shall apply.

"Contact Information" has the same meaning as set forth in Section 3.2(a)(1) and as set forth in APPENDIX G.

"Derivative" and "Derivatives" means a chemical derivative of a Lilly Compound Hit ** ***********************************************************************
***********************************************************************
******************************************************************.

"Drug Product Patent Right" means an Arena Patent Right which is (i) an issued and unexpired patent, owned or controlled by Arena, containing a Valid Claim that would be infringed by the unauthorized sale, offering for sale or importing of a CART Identified Compound or Drug Product, or (ii) a patent application, owned or controlled by Arena, containing a pending Valid Claim which, upon issuance, would be infringed by the unauthorized sale, offering for sale or importing of a CART Identified Compound or Drug Product, provided that such patent application issues within at least one (1) year from the First Commercial Sale of a CART Identified Compound or Drug Product in the country at issue where such First Commercial Sale occurs or earlier. If a patent application that ceased to be a Drug Product Patent Right because it had not issued within one
(1) year of such First Commercial Sale in the particular country at issue should subsequently be issued, it shall, as of the date of issuance, again become a Drug Product



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Patent Right pursuant to subsection (i) of this paragraph. "Controlled" for purposes of this definition means that Arena is the exclusive licensee of such patent or patent application, with the right to sublicense its rights under such license to the other Party hereunder.

"Drug Product" means a composition which has been packaged and labeled and is ready for administration for human or animal therapy comprising at least one (1) CART Identified Compound.

"Endogenous" means naturally occurring.

"Effective Date" means the date first above written in this Agreement.

"Enabled Screening Assay" means a screening assay comprising a CART Activated Receptor which can be contacted with a Lilly Compound or a Compound Library and which meets all of the criteria set forth in APPENDIX E of this Agreement.

"Europe" means the United Kingdom, France, Germany, Italy and Spain.

"FDA" means the United States Food and Drug Administration.

"Field" means all human and animal pharmaceutical applications of a CART Identified Compound and/or Drug Product.

"First Commercial Sale" means that point in time, on a country by country basis, when a sale of a Drug Product by Lilly, Affiliates of Lilly, or a sublicensee of Lilly or its Affiliates, to an unaffiliated Third Party for use by the general public, first occurs.

"First FTE Payment" shall mean ********.

"First Quarter" means three (3) months after the Effective Date.

"FTE" means, in reference to an employee, a full time equivalent scientific person year ******************************************************************
of scientific work, on or directly related to the Project), carried out by Arena employees, having at least a Bachelors Degree in a science, or experience equivalent thereto. Scientific work on or directly related to the Project to be performed by Arena employees can include, but is not limited to, experimental laboratory work, recording and writing up results, reviewing literature and references, holding scientific discussions, managing and leading scientific staff, and carrying out Project management duties or such other activities as may be appropriate to the conduct of the Project.

"G Protein Coupled Receptor" and "GPCR" may be used interchangeably and shall mean an Endogenous, cell-surface receptor defined by having three (3) intracellular loops, three (3) extracellular loops, an amino terminus and a carboxy terminus. For purposes of this



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Agreement, the definition of GPCR shall not include those GPCRs set forth in
APPENDIX H.

"GPCR-CNS" means a GPCR whose expression is within the central nervous system.

"GPCR-CV" means a GPCR whose expression is within the cardio-vascular system.

"GPCR-Endo" means a GPCR whose expression is within the pituitary gland, the pancreas or the thyroid gland.

"GPCR-EST" means a partial amino acid or nucleic acid sequence corresponding to a fraction of a full length GPCR protein or gene of sufficient length that it can be reasonably concluded that it is a member of the GPCR family.

"GPCR-Full Length" means that the amino acid sequence of the GPCR is available for immediate expression as a protein corresponding to a GPCR.

"GPCR-Oncology" means a GPCR whose expression is within the human body and that has been implicated in a Cancerous condition, but excluding any GPCR that may also be designated as a GPCR-CNS, GPCR-Endo or GPCR-CV.

"Improvement(s)" means any and all inventions, Know-How, trade secrets, and other proprietary information, whether or not patentable or patented, relating to the Project and which are made, conceived, reduced to practice or generated during the period commencing on the Effective Date and ending ******** months following expiration, or termination under Sections 12.2(a) or 12.3, or ********** months following termination under Section 12.2(b) of this Agreement.

"Initiation Fee" shall have the meaning as set forth in Section 2.1.

"Investigational New Drug Application" and "IND" may be used interchangeably and shall have the same meaning as set forth in 21 C.F.R. Section 312, including any and all amendments, modifications or changes as may be made thereto in the future, or the equivalent thereof in the United States.

"Joint Improvements" means any and all inventions, Know-How, trade secrets, and other proprietary information, whether or not patentable or patented, relating to the Project and which are made, conceived, reduced to practice or generated jointly by Arena and Lilly during the period commencing on the Effective Date and ending ********* months following expiration, or termination under Sections 12.2(a) or 12.3, or ******** months following termination under Section 12.2(b) of this Agreement.

"Lilly Know-How" means all information, including, without limitation, Confidential Information, tangible materials, ideas, inventions (including patentable inventions), practices, methods, knowledge, skill, experience, documents, clinical and regulatory strategies, including pharmacological, toxicological and clinical test data, analytical and



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quality control data, patent and legal data or descriptions, chemical formulations, processes, techniques, data, rights of reference and trade secrets which are owned or controlled by Lilly on the Effective Date or developed by Lilly during the term of the Agreement.

"Lilly" means Eli Lilly and Company, divisions of Lilly (including Sphinx Pharmaceuticals), and Affiliates of Lilly.

"Lilly Chemical Library" means the compounds contained in the research records libraries synthesized, owned or controlled by Lilly, individual compounds or mixtures of compounds synthesized, owned or controlled by Lilly, and compounds synthesized by Lilly, by combinatorial chemistry methods and contained in the combinatorial chemistry libraries owned or controlled by Lilly.

"Lilly Compound" means a compound in the Lilly Chemical Library.

"Lilly Compound Hit" means an active Lilly Compound that is confirmed by *** ************************************************* in the primary assay, and whose structure and stability is confirmed **********************************.

"Lilly Patent Rights" means all present and/or future patents (including inventor's certificates) and all present and/or future patent applications (including provisional applications) therefor throughout the world as the case may be, and substitutions, extensions, reissues, re-examinations, supplementary protection certificates, renewals, divisions, continuations, or continuation-in-part thereof or therefor, and foreign counterparts thereof, owned or controlled (either fully or partially) by Lilly, or under which Lilly may grant licenses or sublicenses, and including, Lilly Receptor(s), Lilly Compound(s), Lilly Screen(s), Lilly Chemical Library(s), CART Identified Compound(s), Lilly Technical Information and/or Drug Product(s). "Controlled" for purposes of this Section means that Lilly is an assignee or a licensee of such patent or patent application, with the right to sublicense its rights under such license Lilly hereunder.

"Lilly Program Sanction" means approval by the Lilly Program Sanction Committee.

"Lilly Receptor(s)" means those GPCR(s), including GPCR-EST(s) and GPCR-Full Length(s), discovered, developed, owned, or acquired by Lilly prior to, on, or after the Effective Date.

"Lilly Screen" means a screen, including high throughput screens, developed by Lilly independent of the Project for the identification of human and animal pharmaceutical applications.

"Lilly Technical Information" means all information, trade secrets, Lilly Know-How, methods of manufacture, processes, documents and materials (excluding Collaboration Receptors (Arena) and information relating thereto), and other proprietary information,



                                       7
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whether patentable or unpatentable, related to screening reagents, systems, methodologies and techniques, Improvements, Collaboration Receptors (Lilly), Lilly Compounds, and Lilly Chemical Library.

"Lilly Technology" means Lilly Patent Rights and Lilly Technical Information.

"Lilly Termination Fee" shall have the same meaning as set forth in Section 12.2(a)(ii)(2) of this Agreement.

"Net Sales" means [*** CONFIDENTIAL TREATMENT REQUESTED***]. .






"Notice" shall have the same meaning as set forth in Section 20.11 of this Agreement.

Optional Termination" shall have the same meaning as set forth in Section 12.1(b)(1) of this Agreement.

"Party" means either Arena or Lilly, independently, as the case may be. "Parties" mean both Arena and Lilly, collectively.

"Phase 2 Clinical Trial" means human clinical trials conducted in a small number of patients and primarily designed to indicate a statistically significant level of efficacy of a Drug Product in the particular indication tested, as well as to obtain a preliminary indication of the unit and/or daily dosage regimen of such Drug Product in the United States.

"Phase 3 Clinical Trial" means human clinical trials conducted in a large number of patients and designed to establish Drug Product efficacy in the particular indication tested and required to obtain clinical registration of such Drug Product with the FDA .

"Prioritized Receptor" means a Collaboration Receptor that has been designated by the Steering Committee for application of CART Technology in the Field thereto.

"Program Fee" has the same meaning as set forth in Section 8.1(c) of this Agreement.

"Project" means the activities to be conducted by Arena in collaboration with Lilly, including the Research and Development Plan, Enabled Screening Assays, and Lilly Compound Hits for the identification and development of CART Identified Compounds pursuant to the terms and conditions of this Agreement.



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"Project Technology" means the proprietary technical information and data developed and/or acquired by Lilly and/or Arena in connection with the Project during the term of the Agreement, to the extent such Project Technology is useful for the discovery, development, manufacture, use or sale of a CART Identified Compound or Drug Product as contemplated by the Parties hereunder.

"Research Team" shall have the meaning as set forth in Section 3.3 of this Agreement.

"Quarter" means a three (3) month period of time that is not the First Quarter.

"Quarterly FTE Payment" shall have the same meaning as set forth in Section 2.2
(b) of this Agreement.

"Reasonable Commercial Efforts" means effort, expertise and resources normally used by the Party for its product or compound owned by it or to which it has rights, which is of similar market potential at a similar stage in its development or product life, taking into account issues of safety, and efficacy, product profile, difficulty in developing the product, development history of successes and/or failures, the competitiveness of the marketplace for resulting products, the proprietary position of the compound or product, the regulatory structure involved, the potential profitability of the applicable products marketed or to be marketed, and other relevant factors affecting the cost and timing of development and the potential reward to be obtained if a product is commercialized.

"Receptor Expansion Notice" shall have the same meaning as set forth in Section
13.1 of this Agreement.

"Receptor Pool" means those GPCRs selected from Collaboration Receptor(s) and which shall be prioritized pursuant to Article VI of this Agreement.

"Research and Development Plan Phases", "R&D Phase IA", "R&D Phase IB", "R&D Phase II", and "R&D Phase III" shall have the same meanings as set forth in
Section 7.2 of this Agreement.

"Research and Development Plan" means the research and development program to be conducted by Arena in collaboration with Lilly for the identification and development of CART Identified Compounds and Drug Products as set forth in
Article VII and in APPENDIX A of this Agreement.

"Regulatory Agency" includes, but is not be limited to, FDA, or similar regulatory bodies in the Territory.

"Right of Utilization" [***CONFIDENTIAL TREATMENT REQUESTED***].

"Section 7.3 Table" means the table set forth in Section 7.3 as may be amended during the term of this Agreement by mutual written consent of the Parties.



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"Section 7.4 Table" means the table set forth in Section 7.4, as may be amended during the term of this Agreement by mutual written consent of the Parties.

"Steering Committee" shall have the same meaning as set forth in Section 3.2 of this Agreement.

"Territory" means the world.

"Third Party" means any person or entity other than Lilly, a Lilly licensee, and Arena.

"Valid Claim" means a claim which, but for the license granted hereunder, would be infringed by Lilly's manufacture, having manufactured, use, having used, sale or having sold, importing in to the United States or having imported into the United States of a CART Identified Compound or Drug Product and which is in an unexpired issued patent included within the Arena Patent Rights which has not been held invalid or unenforceable by a decision of a court of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid by the owner through reissue or disclaimer. If there should be two or more decisions that are conflicting with respect to the invalidity of the same claim, the decision of the higher or highest tribunal shall thereafter control.

                                   ARTICLE II
                               FUNDING OF PROJECT

        2.1 Initiation Fee. Within thirty (30) days of the Effective Date, Lilly shall pay to Arena a one-time, non-creditable, non-refundable Initiation Fee of
******* ***************************.

        2.2 FTE Payments.

        (a) The First FTE Payment shall be made by Lilly to Arena within thirty
(30) days after the Effective Date. Any reconciliation of the First FTE Payment shall be made in accordance with Section 2.2(c).

        (b) For all other FTE payments, Lilly shall pay to Arena an Annual FTE Payment for Arena FTEs in the amount of **********************************
********** for each FTE. Such Annual FTE Payment shall be made quarterly within thirty (30) days of the receipt of an invoice for the previous Quarter during which the FTE work was performed, in the amount of ******************************* ********* for each FTE for each of such Quarters
("Quarterly FTE Payment").

        (c) FTE Payments made hereunder shall be non-creditable and non-refundable, provided that all Arena FTE time paid for by Lilly hereunder is devoted to tasks associated with the Project as agreed to by the Parties hereunder. In the event that it is determined under Section 2.4 that one or more Arena FTEs did not devote the time contemplated by the Project, then Arena shall reimburse Lilly for the monetary difference between the actual time devoted and the time contemplated by the Project in the form of (i) a credit toward future FTE Payments or (ii) a refund to Lilly in the event this Agreement is terminated under Article XII.

        2.3. Manner of Payments. All payments to be made by Lilly to Arena under this Agreement shall be in accordance with APPENDIX F attached hereto and incorporated into this Agreement.

        2.4 Accounting.

        (a) Within thirty (30) days from the end of the First Quarter, Arena shall provide to Lilly a report detailing how Arena allocated FTEs to the Project. Such report shall provide Lilly with the names of the Arena employees which make up the FTEs and the amount of each employee's time devoted to tasks associated with the Project during the First Quarter.

        (b) Within thirty (30) days from the end of each Quarter, Arena shall provide to Lilly a report detailing how Arena allocated FTEs to the Project during such Quarter.

        (c) Each report of Sections 2.4(a) and 2.4(b) shall provide Lilly with the names of the Arena employees which make up the FTEs and the amount of each employee's time devoted to tasks associated with the Project during the quarterly period at issue. Arena shall, further, maintain records in reasonable detail of all monies paid by Arena for research under the Project and shall provide Lilly, within thirty (30) days of the end of each Calendar Year, with a report stating the dollar amount of funds supplied by Lilly that were expended on research activities during any year for which the report is made, using Arena's standard project accounting procedures, and such supporting details as are reasonably required by Lilly. Within one (1) year from receipt of the reports, Lilly may, at its expense, request an audit by Lilly's independent certified public accountants and, if Lilly so determines by an independent scientist working with such accountants. The independent certified public accountant and scientist expert shall have the right to examine all necessary records kept pursuant to this Section 2.4 and report to Lilly the findings of said examination of records insofar as necessary to verify the reports. Such findings shall be maintained in confidence by Lilly. If an error in favor of Lilly of ***** *********** or more of the total amount audited is discovered, then the expenses of the audit shall be paid by Arena.

                                   ARTICLE III
                   STAFFING, PLANNING AND EXECUTION OF PROJECT

        3.1 Purpose and Scope of Project. In accordance with, and subject to, the terms described in this Agreement, and as more fully described in Articles IV, V, VI, VII, the Parties agree to collaborate under the Research and Development Plan for the identification of CART Identified Compound(s) and Drug Product(s) for the ultimate purpose of commercializing such CART Identified Compound(s) and Drug Product(s) by Lilly. Each Party agrees to pursue their respective obligations under the Project with Reasonable Commercial Efforts. Failure by either Party to meet their respective diligence obligation due to reasons beyond the Party's control, including, but not limited to, lack of technical success of the Drug Products in the case of Lilly, will not constitute lack of diligence for purposes of this Agreement.

        3.2 Steering Committee. During the term of this Agreement, the strategic direction and overall management of the Project, including but not limited to scientific components of, and scientific decisions related to, the Research and Development Plan shall be governed by a Steering Committee.

        (a) Composition.

                      (1) During the term of this Agreement, the Steering
                Committee shall be comprised of six (6) members, three (3) selected by Lilly, and three (3) selected by Arena, with each Party further designating one (1) alternate member ("Alternate") who shall be entitled to attend all Steering Committee Meetings. The number of Steering Committee members may increase or decrease by mutual written consent of the Parties. Within fourteen (14) days of the Effective Date, each Party shall provide written Notice to the other Party listing the name, title, e-mail address, telephone number and facsimile number ("Contact Information") of their respective Steering Committee members. Such list shall be attached hereto as APPENDIX G and updated from time to time during the term of this Agreement when such Contact Information is changed.

                      (2) Steering Committee Secretary. The Steering Committee
                shall have a Secretary whose role shall be, in addition to those associated with the Steering Committee, to maintain the Steering Committee Minutes. The Secretary can be a Steering Committee Member or an Alternate. The term for the Secretary shall be yearly, with each Party designating the Secretary for that year, with Arena first, Lilly second and alternating accordingly thereafter.

        (b) Responsibilities. The Steering Committee shall have authority over, and responsibility for, the strategic direction and overall management of the Project. Within thirty (30) days of the Effective Date, the senior Lilly Steering Committee member shall arrange with Arena for the first Steering Committee meeting. The Steering Committee shall review the initial Research and Development Plan as set forth in APPENDIX A. The Steering Committee will periodically review the proposed revisions to the Research and Development Plan as presented by the Research Team from a strategic perspective. The Steering Committee shall review and consider for approval changes to the Research and Development Plan as it deems necessary to accomplish the purpose of the Project. The Steering Committee shall periodically review the results of the Project to ensure, to the extent reasonably practical, that the Parties are providing their commitments of both human and financial support and the fulfillment of all contractual obligations between the Parties. The Steering Committee shall resolve any disputes referred to it by the Research Team in accordance with Section 3.3 (e) below.

        (c) Meetings.

                      (1) Required Numbers. A Steering Committee shall be
                considered a Steering Committee Meeting for purposes of conducting the business of the Steering Committee when at least two (2) Steering Committee Members from each Party, including Alternates, are present. In any Steering Committee Meeting where there are two (2) Steering Committee Members from a Party, and one (1) such person is the Alternate, then the vote of the Alternate for that Party shall be treated and counted as if made by a Steering Committee Member at that meeting.

                      (2) Location and Frequency of Meetings. During the term of this Agreement the Steering Committee shall meet at a common physical location once every six (6) months; the dates and times of such meetings shall be selected by mutual consent, and the location shall be selected by alternate selection, the first meeting location by Lilly, the second by Arena, and alternating thereafter by each Party. Each Party shall be responsible for bearing the costs associated with participating in and/or attending such meetings.

        (d) Minutes.

                      (1) The Steering Committee shall maintain a written record of its discussions and decisions in the form of Steering Committee Minutes; the Steering Committee Minutes shall be maintained by the Steering Committee Secretary.

                      (2) The Steering Committee Minutes shall be prepared and
                provided to the Steering Committee by the Secretary within ten
                (10) days after each Steering Committee Meeting. The Party whose Steering Committee Member or Alternate is not the Secretary shall have fourteen (14) days from receipt of the Minutes to provide any written comments thereon. If such written comments are not received by the expiration of the fourteenth (14) day from receipt of such Minutes, then the Minutes shall be considered accurate and not subject to amendment, subject to the following: with the vote of 50% plus one of the Steering Committee (excluding Alternates), the Minutes can be amended to correct any subsequently discovered inaccuracies in the Minutes.

                      (3) Each Party shall maintain a copy of the Minutes; in
                any dispute involving any aspect of the scientific collaboration set forth in this Agreement that is governed by the Steering Committee, the decision of the Steering Committee, as reflected solely in the Minutes, shall control, and neither Party shall be entitled to rely on information, notes, or other documents that contradict the Minutes to establish a point or position in contradiction to the Minutes.

        (e) Decisions. Decisions of the Steering Committee shall be made by majority vote. Except for the Excluded Decisions set forth below, if the Steering Committee is unable to reach a majority vote on any matter, including matters referred to it for decision by the Research Team, then the issue shall be referred to the Chief Executive Officer for Arena (or successor position), and the Vice President of Research Technologies and Product Development for Lilly (or successor position), for further discussion and resolution. These individuals shall, as soon as practicable, attempt in good faith to resolve the dispute and, thereby, make the decision on behalf of the Steering Committee. These individuals may obtain the advice of other employees or consultants as they deem necessary or advisable in order to make the decision. If such issue is not resolved within twenty (20) days after it has been referred to such persons for resolution, the issue shall be referred to the Executive Vice President, Science and Technology, of Lilly (or the successor thereof), who shall make the final decision regarding the issue. With respect to the following Excluded Decisions, if any issue related to the following cannot be resolved by the Chief Executive Officer for Arena (or successor position) and the Vice President of Research Technologies and Product Development for Lilly (or successor position) on behalf of the Steering Committee, then the final decision regarding such issue shall not vest with the Executive Vice President, Science and Technology of Lilly (or the successor thereof): (i) any unilateral termination by Lilly of its obligations hereunder, except as otherwise provided for in this Agreement;
(ii) any decision that would result in an amendment to this Agreement in contravention to Section 20.3; or (iii) in the event of a dispute regarding the Designation of a GPCR as a Collaboration Receptor (Lilly) or Collaboration Receptor (Arena), not more than three (3) individual GPCR Designations shall be decided by the Executive Vice President, Science and Technology of Lilly (or the successor thereof) per Calendar Year. Any dispute relating to such issues that do not vest with the Executive Vice President, Science and Technology of Lilly that cannot be resolved by the Parties may be resolved by litigation brought in accordance with Section 20.8 of this Agreement.

        3.3 Research Team. During the term of this Agreement, day-to-day management of the Project shall be the responsibility of the Research Team consisting of an equal number of representatives from each Party and appointed by the Steering Committee.

        (a) Composition. The Research Team shall consist of those voting members designated by the Steering Committee, each Party to have an equal number of voting members, and may also have such non-voting members as each Party so determines. Not later than twenty (20) Business Days after the Steering Committee names the members of the Research Team, that team shall meet to hold an organizational meeting to establish the operational requirements for the Research Team to be set forth in APPENDIX D following execution of the Agreement by the Parties hereto.

        (b) Responsibilities. The Research Team shall provide the day-to-day management of the Project and shall be responsible for planning, managing, directing and overseeing specific activities under this Agreement, including but not limited to, designation and prioritization of Collaboration Receptors (Arena) and Collaboration Receptors (Lilly) as provided under Article IV, development of Enabled Screen Assay(s), and other technical matters relating to the identification and development of CART Identified Compounds, as follows: The Research Team shall be responsible for implementing the Research and Development Plan, addressing fully the appropriate strategy for CART Identified Compounds and Drug Products, and for addressing all issues that develop during the course of the Research Development Project. Such efforts shall include:(1) establish comprehensive and detailed plans designed to accomplish the goals of Research and Development Plan (2) allocate tasks and coordinate activities required to carry out the objectives of the Research Development Project, (3) monitor progress of the Research Development Project, and (4) discharge such other obligations as are assigned to the Research Team under this Agreement or by the Steering Committee. The mutually agreed upon initial Research and Development Plan is set forth hereto as APPENDIX A of this Agreement. Although each of the Parties have been given principal responsibility for each of such activities, all significant decisions with respect to such activities shall be made by the Research Team, with the exception that Lilly shall be solely responsible for decisions relating to the development and commercialization activities of any CART Identified Compound or Drug Product. The Parties shall provide the Steering Committee and the Research Team with quarterly status reports summarizing their efforts under this Agreement.

        (c) Limitations. The Research Team shall be subordinate to the Steering Committee, which shall have the right upon timely appeal as provided below to review, accept, reject or modify all actions of the Research Team. Either Party may change its representatives on the Research Team at any time by notification to the other.

        (d) Decisions. Decisions of the Research Team shall be made by majority vote, subject to the right of either Party to appeal any decision of the Research Team to the Steering Committee. No vote of the Research Team may be taken unless a majority of the members of the Research Team are present, including at least one (1) representative of each Party. Disagreement or disputes not resolved by the Research Team shall be referred to the Steering Committee. Disputes not resolved by the Steering Committee shall be resolved in accordance with Section 3.3(e) above.

        3.4 Other Committees. The Steering Committee, and the Research Team with the approval of the Steering Committee, may appoint one or more other working teams ("Working Teams") to perform such functions as the Steering Committee or Research Team, respectively, may determine. Unless a Party elects not to participate on a particular Working Team, all Working Teams shall have at least one representative of each Party. Working Teams may provide advice and make recommendations to the Research Team, but shall have no authority to bind the Steering Committee, the Research Team, or either of the Parties.

                                   ARTICLE IV
                              RECEPTOR DESIGNATION

        4.1 Receptor Designation. During the term of this Agreement, and in accordance with the terms and conditions of this Agreement, and for the sole purpose of establishing a Receptor Pool as provided hereunder, Arena Receptor(s) and Lilly Receptor(s), shall be designated as Collaboration Receptor(s) (Arena) or as Collaboration Receptor(s) (Lilly) as provided in this Article IV ("Designation", "Designated", or "Designation Process"). The Designation of (i) an Arena Receptor(s) as a Collaboration Receptor (Arena) or a Collaboration Receptor (Lilly) or (ii) a Lilly Receptor(s) as a Collaboration Receptor (Arena) or a Collaboration Receptor (Lilly) shall be made ******************************************. With respect to Lilly Receptors(s)
which are Designated as Collaboration Receptor(s) (Arena), such Designation shall not be construed as, either implicitly or expressly, a grant, license or transfer of ownership of a Lilly Receptor to Arena other than for the express purpose of conducting the Project hereunder. With respect to Arena Receptors which are Designated as a Collaboration Receptor (Lilly), such Designation shall not be construed as, either implicitly or expressly, a grant, license or transfer of ownership of an Arena Receptor to Lilly other than for the express purpose of conducting the Project and as provided under Article XI and Article XXIII.

        4.2 Designation Process.

        (a) The Designation as Collaboration Receptor(s) (Lilly) or as a Collaboration Receptor (Arena) under Section 4.1 shall be made solely by the Research Team and recommended to the Steering Committee for approval, as reflected in the Steering Committee Minutes. During the term of this Agreement, and except as expressly provided for under Article III, neither Party shall be permitted to challenge such Designation, in contradiction to a Designation that is reflected in the Minutes.

        (b) In order to be Designated as either a Collaboration Receptor (Lilly) or as a Collaboration Receptor (Arena), a Party must be the first Party to provide ********** **************************************************** of their respective GPCR to the Research Team for evaluation, as provided for below in
Section 4.2(d). The Designation of a GPCR as either a Collaboration Receptor (Lilly) or as a Collaboration Receptor (Arena) shall be based solely upon (i) the terms and conditions of this Agreement and (ii) **************************** ******************************************************** provided by a Party under Section 4.2(d). Once a Party provides its **************** ********************************************* to the Research Team for
evaluation as provided below in Section 4.2(d), neither Party shall be permitted to provide any additional information to either the Research Team or Steering Committee in an effort to establish ******************** of a GPCR by that Party.

        (c) Arena shall submit all of its GPCR-EST receptors and GPCR-Full Length receptors to the Research Team for evaluation as provided in this Section
4.2 and Lilly
shall be permitted to submit any of its GPCR-EST and GPCR-Full Length receptors to the Research Team for evaluation as provided in this Section 4.2. The GPCR-EST or the GPCR-Full Length may be owned by, or derived from the efforts of, the submitting Party, or it may have been or may be acquired by the submitting Party from a Third Party and/or licensed by the submitting Party from a Third Party. The Parties are permitted to use the GPCR-EST and/or GPCR-Full Length information submitted to the Research Team only for the express purpose of determining the Designation of Collaboration Receptor (Lilly) or Collaboration Receptor (Arena) and for no other purpose whatsoever.

        (d) During the Term of this Agreement, the Designation of a GPCR shall be made by the Research Team in accordance with the following Designation
Process:

             (i) Each Party shall submit its respective GPCR nucleic acid and/or predicted amino acid sequences to the Research Team not less than twenty-four (24) hours prior to the scheduled Research Team Meeting;

             (ii) The Research Team shall, within a reasonable time period, but not more than fourteen (14) days from the date of the Research Team Meeting, based upon the number of GPCRs submitted to the Research Team for review, analyze the GPCRs.

        (e) The Designation Process shall alternate as follows during the term of this Agreement:

             (i) With respect to the first Research Team Meeting, any GPCR that is ************************************* shall be Designated as a
        Collaboration Receptor (Arena). Any Lilly Receptor that is ************ *********************************** shall be Designated as a
        Collaboration Receptor (Lilly). Any Arena Receptor that is not a *********** shall be Designated as a Collaboration Receptor (Arena). The Research Team Minutes shall reflect such Designations.

             (ii) With respect to the second Research Team Meeting, any Lilly Receptor or Arena Receptor that is ********************************
        *********** shall be Designated as a Collaboration Receptor (Lilly). Any Lilly Receptor that is ********************* shall be Designated as a Collaboration Receptor (Lilly). Any Arena Receptor that is ***************************** ***************** shall be Designated as a
        Collaboration Receptor (Arena). The Research Team Minutes shall reflect such Designations.

             (iii) Thereafter, the Designation shall alternate in accordance with the foregoing provisions of Section 4.2(e)(i) and (ii).

                                    ARTICLE V
             RESTRICTIONS ON USE OF COLLABORATION RECEPTORS BY ARENA

        5.1 During the term of this Agreement, the following restrictions shall apply with respect to the use of Collaboration Receptors (Arena) or Collaboration Receptors (Lilly) by Arena outside the scope of the Project:

        (a) With respect to a Collaboration Receptor (Arena) or Collaboration Receptor (Lilly) that is:

             (i)    **********************;

             (ii)   *************************; or

             (iii)  **********************************,

then Arena shall not be permitted to use or to sell, license or otherwise dispose of such Collaboration Receptor (Arena) or Collaboration Receptor (Lilly) to a Third Party or Third Parties.

        5.2 During the term of this Agreement, the following restrictions shall apply with respect to the use of Collaboration Receptors (Arena) by Arena outside the scope of the Project:

        (a)   With respect to a Collaboration Receptor (Arena) that:

             (i)    *****************************;

             (ii)   ********************************;

             (iii)  *****************************************; and

             (iv)   ************************************,

then this Agreement shall not prevent Arena from using, licensing, selling or otherwise disposing of such Collaboration Receptor (Arena) to a Third Party or Third Parties, without obligation to Lilly.

        (b)   With respect to a Collaboration Receptor (Arena) that:

             (i)    *****************************;

             (ii)   ********************************; and

             (ii)   *****************************************,

             (iv)   ************************************,
then Arena shall be permitted to negotiate to sell, license or otherwise dispose of such Collaboration Receptor (Arena) with a Third Party or Third Parties, with the proviso that after a Third Party or Third Parties expresses interest in such *********************** *************** and prior to entering into a definitive agreement with such Third Party or Third Parties for such ***************************************, Arena shall first provide written
Notice to Lilly of Arena's intention to enter into such definitive agreement. If, within *********** days from the date of receipt of such written Notice by
Lilly:

                      (1) ******************************************************
                ****************************************************************
                ****, then this Agreement shall not prevent Arena from entering into such definitive agreement with such Third Party or Third Parties with respect to such *********************************;
                or

                      (2) ******************************************************
                ****************************************************************
                *********************************, then Arena shall not enter into any agreement with such Third Party or Third Parties with respect to such ***************************************, and as of the date of**************************************************
                ****************************************************************
                *********************************** shall be deemed a
                Prioritized Receptor(s) for the purpose of this Agreement and at the same terms as all other prioritized receptors as set forth in this Agreement.

        5.3 During the term of this Agreement, the following restrictions shall apply with respect to the use of Collaboration Receptor(s) (Lilly) by Arena outside the scope of the Project:

        (a)   With respect to a Collaboration Receptor (Lilly) that :

             (i)    *****************************;

             (ii)   ********************************; and

             (iii)  *****************************************,

then, Arena shall not be permitted to disclose, license, sell, or otherwise dispose of such Collaboration Receptor(s) (Lilly) to a Third Party or Third Parties except in the case that a Third Party or Third Parties *****************
********************************************************************************
********************************************************************************
************************************************************,and prior to entering into a definitive agreement with such Third Party or Third Parties for such Collaboration

Receptor(s) (Lilly), Arena shall first provide written Notice to Lilly of Arena's intention to enter into such definitive agreement. If, within ************ Business Days from the date of receipt of such written Notice by
Lilly:

                      (1) ******************************************
                ******************************************************
                **************** then this Agreement shall not prevent Arena from entering into such definitive agreement with such Third Party or Third Parties with respect to such independently identified receptor of greater than or equal to *** identity to the amino acid sequence to that of Collaboration Receptor(s) (Lilly); or

                      (2) *****************************************
                ****************************************************
                ************, then Arena shall not have the right to enter into any agreement with such Third Party or Third Parties with respect to such Collaboration Receptor(s) (Lilly), and as of the date of Lilly's Notice of Right of Utilization with respect to such Lilly receptor(s), such Collaboration Receptor(s) (Lilly) shall be deemed a Prioritized Receptor(s) for the purposes of this Agreement and under the same terms for all other Prioritized Receptors as provided in this Agreement.

        5.4. Under no circumstances whatsoever, except as provided in this
Article V, shall Arena be permitted to offer for sale, license or otherwise transfer ownership of a Collaboration Receptor (Lilly).

        5.5 Arena shall not enter into any agreement with a Third Party relating to any Arena Receptor(s) (excluding those GPCRs listed on Appendix H) until such Arena Receptor(s) are disclosed to Lilly and to the Research Team for designation in accordance with Article IV.

                                   ARTICLE VI
                                  RECEPTOR POOL

        6.1 Receptor Pool.

        (a) The Research Team shall recommend to the Steering Committee and the Steering Committee shall determine which Collaboration Receptors shall be maintained within the Receptor Pool. During the term of this Agreement, the maximum number of Collaboration Receptors that may be included at any one time as being part of the Receptor Pool shall be at least ***********, but not more than ***************.

        (b) The Steering Committee shall determine which Collaboration Receptors are to be included in the Receptor Pool, with the proviso that during the term of the Agreement, Lilly, at its sole discretion and independent from the Research Team or

Steering Committee, shall be permitted to unilaterally substitute, on a one-for-one basis, a Collaboration Receptor within the Receptor Pool for another Collaboration Receptor, so long as the total number of Collaboration Receptors within the Receptor Pool at any one time does not exceed ******* *****

        (c) When a Collaboration Receptor in the Receptor Pool has been recommended for selection as a Prioritized Receptor by the Research Team and is thus removed from the Receptor Pool, the Research Team shall then recommend to the Steering Committee for review and approval to add another Collaboration Receptor(s) to the Receptor Pool in order to replace the so removed Prioritized Receptor.

        (d) The decision of the Steering Committee set forth in Sections 6.1(a) and 6.1(c) shall require the approval of 50% of the members of the Steering Committee, plus one, excluding Alternates.


                                   ARTICLE VII
                          RESEARCH AND DEVELOPMENT PLAN

        7.1 Research and Development Plan. The Research and Development Plan , is to be managed by the Research Team and governed by the Steering Committee, and is set forth in APPENDIX A. Based upon recommendations from the Research Team during the term of this Agreement, and as may be from time to time required or requested by the Research Team, the Research and Development Plan may be amended by mutual, written consent of the Parties.

        7.2 Research and Development Plan Time Period. The Research and Development Plan shall be comprised of four (4) phases ("Research and Development Phase" or "R&D Phase") as follows:

        (a) R&D PHASE IA - the period of time during which R&D Phase IA shall be in effect is six (6) months from the Effective Date;

        (b) R&D PHASE IB - the period of time during which R&D Phase IB shall be in effect is one (1) year from the Effective Date;

        (c) R&D PHASE II - the period of time during which R&D Phase II shall be in effect is two (2) years from the completion of R&D Phase IB; and

        (d) R&D PHASE III - the period of time during which R&D Phase III shall be in effect two (2) years from the completion of R&D Phase II.

        It is contemplated by the Parties that the activities associated with respect to R&D Phase IA and R&D Phase IB may simultaneously occur in whole or in part.

        (e) Notwithstanding the foregoing Research and Development Plan Phases, in the event that Lilly exercises its rights under Section 12.1(a) of this Agreement, or in the event that either Party exercises its rights under Section 12.1(b) of this Agreement, the time period of the Phase which such right(s) is exercised shall be adjusted accordingly.

        7.3 Research Plan FTEs. The Research and Development Plan determines that Arena secures and utilizes the following number of Arena FTEs for each of the designated time periods set forth in the following Section 7.3 Table:

                                Section 7.3 Table

          ------------------------------ ---------------------------------
          MONTHS (PHASE)                 ARENA FTES
          ------------------------------ ---------------------------------
          Effective Date - 6 (IA)        ******
          ------------------------------ ---------------------------------
          7-12 (IB)                      ***
          ------------------------------ ---------------------------------
          13-36 (II)                     ***
          ------------------------------ ---------------------------------
          37-60 (III)                    Estimated:  ******
          ------------------------------ ---------------------------------

        (a) The Research Team shall recommend, and the Steering Committee shall review and consider for approval, the total number of FTEs required for Phase III, without further approval from the Parties, with the understanding that the total estimated number of FTEs for Phase III shall be between *************** and ************* Arena FTEs.

        (b) The number of FTEs for Phase III shall be agreed to be based upon a vote of 50% of the Steering Committee, plus one, excluding Alternates, for approval.

        (c) The number of FTEs dedicated to any of the R&D Phases as set forth in Section 7.3 Table, may be increased or decreased by the Steering Committee or pursuant to the decision procedure in accordance with Article III of this Agreement.

        7.4 Research and Development Plan Prioritized Receptors. The number of Prioritized Receptors, selected exclusively from the Receptor Pool for the activation of CART Activated Receptors, shall be as follows during the respective R&D Phases, as set forth in the following Section 7.4 Table:

                                Section 7.4 Table

   -------------------- ---------------- -------------- --------------- -------------- -----------------
   PHASE                GPCR-CNS         GPCR-ENDO      GPCR-CV         GPCR-OTHER     TOTAL GPCRS
   -------------------- ---------------- -------------- --------------- -------------- -----------------
   IA                   *                *              *               ***            *
   -------------------- ---------------- -------------- --------------- -------------- -----------------
   IB                   *                *              ***             ***            *
   -------------------- ---------------- -------------- --------------- -------------- -----------------
   II (ALL NUMBERS      *                *              *               ***            **
   PER YEAR)
   -------------------- ---------------- -------------- --------------- -------------- -----------------
   III (ALL NUMBERS     Minimum: *       Minimum: *     Minimum: *      Minimum: *     MINIMUM: **
   PER YEAR)
   -------------------- ---------------- -------------- --------------- -------------- -----------------

For convenience, "N/A" shall mean "not applicable".

        (a) The Parties acknowledge and agree that during the term of this Agreement, and to the extent that the Parties reach mutually agreeable terms as to an increase in the number of Prioritized Receptors and/or an increase and/or change in the type of GPCR included within the Prioritized Pool, the foregoing shall be amended.

        (b) In the event that this Agreement is not terminated in accordance with Section 12.2, then the Parties shall negotiate in good faith terms and conditions for expansion of the Research and Development Plan to include animal pharmaceutical applications.

        (c) In the event that the term of this Agreement continues through Phase III, then the Research Team shall recommend to the Steering Committee the number of Prioritized Receptors that are to be included within each Prioritized Receptor category of the Section 7.4 Table, but in no event shall such number be less than the designated minimum. The Parties shall in good faith, using Reasonable Commercial Efforts, accept such recommendation of the Research Team, and upon such acceptance, amend the Section 7.4 Table in writing and affix such amended Section 7.4 Table to this Agreement as an additional APPENDIX B which shall be incorporated into this Agreement and thus replacing the existing
Section 7.4 Table.

        7.5 Collaboration. In the event the Parties become aware of technology of a Third Party within the Field, the Research Team will determine whether such technology should be brought into the Project and, to the extent the cost of acquiring such technology is not governed by the provisions of Article XV, how the cost of acquiring the technology should be shared by the parties. Any such cost sharing will recognize those expenses already incurred by a Party hereto in connection with acquiring the technology. The Research Team will make a recommendation to the Steering Committee concerning the acquisition of technology and the sharing of cost. Each Party shall then have thirty (30) days in which to accept or reject the recommendation or propose an alternative arrangement. The Parties will conduct any negotiations concerning acquiring such technology in good faith with the interest of advancing the Project.

                                  ARTICLE VIII
                          DISCOVERY MILESTONE PAYMENTS

        8.1 During the term of this Agreement, the following shall apply to each Prioritized Receptor selected from the Receptor Pool:

        (a) For each Prioritized Receptor, Reasonable Commercial Efforts shall be used by Arena to apply CART Technology to such Prioritized Receptor. Upon concurrence by the Research Team that a Prioritized Receptor is a CART Activated Receptor, Arena shall provide prompt written Notice to Lilly as to such concurrence. Within thirty (30) days of such Notice, Lilly shall provide a fee of *********** and **************************** to Arena ("Arena Activation
Fee").

        (b) Arena shall use Reasonable Commercial Efforts to establish an Enabled Screening Assay incorporating a CART Activated Receptor promptly following the concurrence by the Research Team of such CART Activated Receptor. Upon concurrence by the Research Team of the establishment of an Enabled Screening Assay, Arena shall promptly deliver such Enabled Screening Assay to Lilly. Within thirty (30) days of receipt of such Enabled Screening Assay by Lilly, Lilly shall pay a fee of **** *****************************************
to Arena ("Arena Assay Fee"). With respect to any CART Activated Receptor for which Lilly does not make payment of an Arena Assay Fee, then Lilly shall not use such CART Activated Receptor in a Lilly Screen.

        (c) Using Reasonable Commercial Efforts, Lilly shall utilize each Enabled Screening Assay to screen Lilly Compound(s) and/or Lilly Chemical Library for Lilly Compound Hits and shall use Reasonable Commercial Efforts to obtain Lilly Program Sanction for an internal development program at Lilly with such Lilly Compound Hit(s). Lilly shall notify Arena if Lilly has determined that Lilly has identified a Lilly Compound Hit and if Lilly Program Sanction has been received. Within thirty (30) days of the date of such Lilly Program Sanction, Lilly shall pay a fee of *********************** *************************** to Arena ("Program Fee").

        (d) Each Arena Activation Fee, Arena Assay Fee and Program Fee made by Lilly shall be non-creditable and non-refundable. Each Arena Activation Fee, Arena Assay Fee and Program Fee is applicable on a one-time basis for each Prioritized Receptor, irrespective of the number of Lilly Compound Hits that correspond to such Prioritized Receptor and Lilly shall not be required to pay any additional fees for such Prioritized Receptor.

                                   ARTICLE IX
                     CLINICAL DEVELOPMENT MILESTONE PAYMENTS

        9.1 During the term of this Agreement, the following milestones shall apply with respect to each CART Identified Compound to which rights have been granted to Lilly under this Agreement ("Development Milestones"):

        (a) IND Approval Milestone. Upon approval of an IND in the United States Lilly shall pay to Arena *************************** within thirty (30) days of such IND Approval.

        (b) Phase 2 Clinical Trial Milestone. Within thirty (30) days after the enrollment of the first patient in a Phase 2 Clinical Trial for approval in the United States for a CART Identified Compound, Lilly shall pay to Arena
******************* ************.

        (c) Phase 3 Clinical Trial Milestone. Within thirty (30) days after the enrollment of the first patient in a Phase 3 Clinical Trial for approval in the United States for a CART Identified Compound, Lilly shall pay to Arena
******************** **********.

        (d) In the event that any of the aforementioned Development Milestones are not achieved because the activity necessary to trigger such Development Milestone was not required by a Regulatory Agency, then upon the achievement of any subsequent Development Milestone or First Commercial Sale Milestone as described in Section 9.21(a), whichever occurs first, then any unpaid previous Development Milestone shall be payable concurrently with the payment of the subsequent Development Milestone or First Commercial Sale Milestone.

        (e) The maximum amount of Development Milestones that Lilly would be required to pay to Arena for each CART Identified Compound under this Section
9.1 shall be ******************* *******. In the event that the clinical development of a CART Identified Compound under any of Sections 9.1(a), 9.1(b) or 9.1(c) is discontinued, then Arena shall credit any payments made by Lilly under this Section 9 against any development milestone payments for other CART Identified Compounds that would otherwise be required to be made by Lilly.

        9.2 During the term of this Agreement, the following shall apply with respect to each Drug Product to which rights have been granted to Lilly under this Agreement:

        (a) First Commercial Sale Milestone. Upon the First Commercial Sale of each Drug Product, Lilly shall provide to Arena a First Commercial Sale Milestone for the First Commercial Sale for each Drug Product as follows (the Parties acknowledge and agree that the order presented below is not determinative as to any payment due under this Section 9.2):

              (i) United States. Within thirty (30) days of the First Commercial Sale in the U.S., Lilly shall pay ***************************** to Arena.

              (ii) Europe. Within thirty (30) days of the First Commercial Sale in Europe, Lilly shall pay ******************************* to Arena.

              (iii) Japan. Within thirty (30) days of the First Commercial Sale in Japan, Lilly shall pay ******************* to Arena.

        (b) The maximum amount that Lilly would be required to pay to Arena for each Drug Product under this Section 9.2 would be **************************.

        (c) The Milestone payments set forth in this Section 9.2 shall be paid only for the first indication of a Drug Product to achieve the required status. For purposes of paying Milestones, all formulations of the same active ingredient shall be regarded as the same Drug Product.

        9.3 Regulatory Filings. All regulatory filings shall be handled by Lilly or its sublicensees, and Lilly or its sublicensees shall be responsible for preparing, filing, and maintaining, and shall own, the regulatory material relating to Drug Product. Lilly, Affiliates or sublicensees shall be responsible for the preparation of any regulatory filings and/or suitable applications required in order to conduct clinical trials and achieve regulatory approval (including, without limitation, achievement of marketing approval) for Drug Product and shall be the owner and party of record for all such regulatory approvals. Lilly, Affiliates or sublicensees shall, further, be responsible for managing all interactions regarding such applications and/or regulatory filings with all regulatory authorities in the Territory. Arena shall cooperate with Lilly as Lilly reasonably requires in preparing such applications or in managing such interactions with regulatory authorities. Lilly or Affiliates shall determine those countries of the Territory where marketing is intended.


                                    ARTICLE X
                                    ROYALTIES


        10.1 Royalty Payment. For each Drug Product sold by Lilly, Lilly Affiliates, and any sublicensees of Lilly or its Affiliates, Lilly shall pay to Arena royalty payments based upon Net Sales within three (3) months of December 31 for the Annual period to which the Net Sales applies as follows:

             (a) *************** shall be due where the Annual Net Sales is less than ************, and such Net Sales shall be CPI Indexed according to Section 10.2 below;

             (b) ****************** of the portion of Annual Net Sales between ************ and *********** shall be due from Lilly to Arena, and such Net Sales shall be CPI Indexed according to Section 10.2 below;

             (c) ****************** of the portion of Annual Net Sales between ************ and ************* shall be due from
                    Lilly to Arena, and such Net Sales shall be CPI Indexed according to Section 10.2 below;

             (d) ****************** of the portion of Annual Net Sales between ************** and ************** shall be due from
                    Lilly to Arena, and such Net Sales shall be CPI Indexed according to Section 10.2 below;

             (e) ****************** of the portion of Annual Net Sales between ************** and *************** shall be due from
                    Lilly to Arena, and such Net Sales shall be CPI Indexed according to Section 10.2 below;

             (f) *************** of the portion of Annual Net Sales between ************ and ************** shall be due from Lilly to
                    Arena, and such Net Sales shall be CPI Indexed according to
                    Section 10.2 below;

             (g) ****************** of the portion of Annual Net Sales between ************** and ************** shall be due from
                    Lilly to Arena, and such Net Sales shall be CPI Indexed according to Section 10.2 below;

             (h) ******************* of the portion of Annual Net Sales greater than ************ shall be due from Lilly to Arena, and such Net Sales shall be CPI Indexed according to Section
                    10.2 below.

        10.2 The Net Sales in Section 10.1 which are used to determine the percent royalty payments shall be adjusted each January 1 from the Effective Date according to the U.S. consumer price index by multiplying the Net Sales by one plus the percentage increase in the consumer price index over the immediately preceding Calendar Year. The consumer price index to be employed in such calculation shall be that issued by the U.S. Bureau of Labor Statistics for all urban consumers, U.S. City average Year 2000 figures as the baseline (equals
100).

        10.3 Royalty Term. Running royalties paid by Lilly pursuant to Section
10.1 shall be paid on a country-by-country basis from the date of the First Commercial Sale of each Drug Product in a particular country until (a) expiration of all Drug Product Patent

Rights containing a Valid Claim in the particular country at issue or (b) if
**************************************************************************
**************************************************************************
**************************************************************************
**************************************************************************
**************************************************************************
**************************************************************************
**************************************************************************
****************************************************************** a party.

        10.4 Post Term Rights. After the royalty term expires as provided under
Section 10.3, Lilly and Affiliates shall have no further obligation to pay any royalty to Arena in such country on the Net Sales of Drug Product and shall have a fully paid-up license to such Drug Product.

        10.5 Reporting Audit. Lilly shall keep and maintain records of sales of Drug Product. Lilly shall furnish Arena with a report on Net Sales of the Drug Product within three (3) months after December 31 of each year after first commercial sale of the Drug Product in the Territory. Said report shall include Net Sales and Royalty due. Such records shall be open to inspection, at any reasonable time within two (2) years after the royalty period to which such records relate, by Lilly's independent certified public accountant and such inspection shall be at Arena's expense. The independent certified public accountant shall have the right to examine the records kept pursuant to this
Section 10.3 and report to Arena the findings of said examination of records insofar as necessary to verify the statements made pursuant to Section 10.5. If an error in favor of Arena of ************** or more of the total amount audited is discovered, then the expenses of the audit shall be paid by Lilly. Such findings shall be maintained in confidence by Arena.

        10.6 Patent List Reports. Within sixty (60) days after each calendar year-end, Arena shall provide Lilly with a report describing the status of the Patent Rights. Such report shall include, at a minimum, the patent country, patent and application numbers, filing date, issue date, expiration date and any other relevant information. Such report shall be mailed to:

                           Eli Lilly and Company
                           Attention:  Royalty Administration D.C. 1058
                           Lilly Corporate Center
                           Indianapolis, IN  46285

                                   ARTICLE XI
                               TECHNOLOGY LICENSE

        11.1 Arena Technology License. In consideration for the payments made to Arena by Lilly pursuant to Article II, and conditioned upon receipt by Arena of any payments due by Lilly under Article VIII, Article IX and Article X, Arena grants to Lilly for the term of this Agreement, and subject to the provisions of
Article XII and Section 21.3, a non-exclusive right and license to make, use, have used, further develop, improve and otherwise exploit Arena Technology and Arena Improvements within the Field in the Territory, to:

        (a) make and use CART Activated Receptor(s) to screen the Lilly Chemical Library or Lilly Compounds(s) or other compounds in an Enabled Screening Assay or Lilly Screen for the identification of CART Identified Compounds(s), and to use such CART Identified Compound(s) for the use, development, manufacture, promotion, marketing, sale, importation, and distribution of CART Identified Compound(s) and/or Drug Product(s), including the right to sublicense the rights granted to Lilly by Arena hereunder; and

        (b) use Arena Technology on GPCRs contained in the Receptor Pool, including use to create CART Activated Receptors and to use such CART Activated Receptors in a Lilly Screen to identify CART Identified Compounds. No other right, title, interest or license is granted, implicitly or explicitly, by Arena to Lilly under this Agreement.

Notwithstanding this Section 11.1, Lilly shall have the exclusive right and license to make, have made, use, have used, further develop, improve, and otherwise exploit Enabled Screening Assay(s) within the Field in the Territory during the term of this Agreement and following expiration or termination thereof.

        11.2 Lilly Technology License Restriction. Except as otherwise expressly provided for herein, and in addition to any other restrictions set forth herein, the Parties acknowledge and agree that no right is granted by Arena to Lilly, express or implied, to make, have made, use, have used, sell, have sold, import into the United States, have imported into the United States, develop, improve or otherwise exploit in any manner the CART Technology anywhere in the Territory.

        11.3 Arena Technology License Restriction. No right is granted by Lilly to Arena, express or implied, to make, have made, use, have used, sell, have sold, import into the United States, have imported into the United States, develop, improve or otherwise exploit in any manner CART Identified Compound(s), Drug Product(s), Lilly Chemical Library, Lilly Compound(s), Lilly Receptor(s), Lilly Screens, Lilly Know-how, nor Lilly Technology anywhere in the Territory.

        11.4 Sublicense Acknowledgment. Lilly and Arena expressly acknowledge and agree that to the extent that Lilly is granted the right to sublicense hereunder, Lilly shall have the right to sublicense such right to Lilly's licensee(s). Lilly shall also have the right to co-promote and co-market Drug Products with Third Parties and to enter into joint venture arrangements involving Drug Products. Except as specifically set forth in this Agreement, Lilly expressly acknowledges and agrees, on behalf of itself and Lilly licensees, that the CART Technology shall not otherwise be utilized by Lilly or any Lilly licensee, and that any such use is unauthorized and expressly prohibited under the terms of this Agreement.

        11.5 Technology Ownership. Both Parties acknowledge and agree that Arena has and shall retain at all times exclusive ownership of Arena Technology, and that Lilly has and shall retain at all times exclusive ownership of Lilly Technology, including CART Identified Compound(s) and Drug Product(s).



                                   ARTICLE XII
                              TERM AND TERMINATION

        12.1 Term. The term of this Agreement shall be for the period commencing on the Effective Date and expiring five (5) years thereafter unless otherwise extended or terminated as provided in this Agreement.

        12.2 Termination By Lilly During First Year.

        Lilly, in its sole discretion, shall be entitled to unilaterally terminate this Agreement as follows:

        (a) Termination With Cause. In addition to the rights to terminate set forth in Sections 12.4 through 12.7, upon written Notice to Arena prior to the expiration of the two hundred and seventieth (270th) day from the Effective Date, Lilly may terminate this Agreement on the three hundred and sixty fifth (365th) day from the Effective Date in the event that (i) Arena is unable to maintain a Valid Claim within the Arena Patent Rights; or (ii) Arena does not activate at least ************ of the CART Activated Receptors as provided under
Article VII. Unless this Agreement is terminated by Lilly under Sections 12.4 through 12.7, Lilly shall continue to make FTE Payments to Arena through R&D Phase IB, and Arena shall be obligated to continue its efforts under R&D Phase IB.

        (b) Termination Without Cause. Upon written Notice to Arena of Lilly's unilateral termination of this Agreement without cause prior to the expiration of the two hundred and seventieth (270th) day from the Effective Date, Lilly may terminate this Agreement ("Lilly Termination") on the three hundred sixty-fifth (365th) day from the Effective Date. In the event of such Lilly Termination:

              (i) Lilly shall continue to make FTE Payments to Arena through R&D Phase IB, and Arena shall be obligated to continue its efforts through R&D Phase IB, and

              (ii) Lilly shall pay to Arena on the three hundred and sixty fifth (365th) day from the Effective Date a Lilly Termination Fee of
*****************. This payment shall be made by Lilly only if Lilly terminates this Agreement without cause during the first year of this Agreement.

        12.3 Optional Termination. In the event that Lilly does not exercise its unilateral right to terminate under Section 12.2(a) of this Agreement, then neither Party shall be entitled to terminate this Agreement except as provided under any one of Sections 12.2, and 12.4 through 12.7 except by Optional Termination as follows:

        (a) Before the last Business Day of the thirty-third (33) month from the Effective Date, either Party may provide written Notice to the other Party of its intent to unilaterally terminate this Agreement ("Optional Termination").

        (b) In the event that either Party exercises its right of Optional Termination, Lilly shall continue to make FTE Payments to Arena through R&D Phase II, and Arena shall be obligated to provide to Lilly CART Activated Receptors as provided in Article VII.

        (c) In the event of Optional Termination by either Party, the term of this Agreement shall expire on the third anniversary of the Effective Date, prior to the initiation of R&D Phase III.

        (d) In the event that either Party does not exercise its Optional Termination Right under Section 12.3 of this Agreement, then unless extended by mutual written consent of the Parties, the term of this Agreement shall expire as provided in Section 12.1.

        12.4 Breach. If either party shall be in default of any of its material obligations under this Agreement and shall fail to remedy such default within ninety (90) days after receipt of written Notice thereof, specifying the nature of the default and requiring it to cure such default, then the Party not in default without prejudice to any of its other rights conferred on it by this Agreement shall have the option of terminating the Project or this Agreement with immediate effect by confirming such termination in writing after such ninety (90) days period. The right of either Party to terminate this Agreement as herein provided shall not be affected in any way by its waiver of, or failure to take action with respect to, any previous default.

        12.5 Early Termination For Blocking Patents. If any Third Party or Third Parties' patent(s), in the view of the Steering Committee, would make it impractical to continue the Project and/or this Agreement, then the Steering Committee shall have the right to terminate the Project or this Agreement upon giving three (3) months written Notice of such termination.

        12.6 Key Personnel. During the term of the Agreement, if

             (a) any two from the group consisting of Drs. Dominic Behan, Derek Chalmers, or *********** leave, or

             (b)    Jack Lief leaves,

the employ of Arena, for any reason, Lilly may voluntarily terminate the Agreement upon thirty (30) days written notice to Arena if within one hundred twenty (120) days following the departure of Jack Lief or the last to leave of the individuals named in Section 12.6(a), Arena is unable to select replacements for such individuals that are reasonably acceptable to Lilly. If the Agreement is voluntarily terminated under this Section 12.6, all rights and obligations under this Agreement shall not be affected as provided under Section 12.8.

        12.7 Change of Control. Lilly may terminate the Agreement upon thirty
(30) Business Days written notice if at any time there is a Change of Control of Arena. If the Agreement is voluntarily terminated under this Section 12.7, all rights and obligations under this Agreement shall not be affected as provided under Sections 12.8.

        12.8 Effect of Termination on Agreement. Termination of this Agreement shall not affect the rights and obligations of the parties accrued under this Agreement prior to termination. In particular, all royalties owed under Articles X and all obligations under Article XIV shall survive. Further, should Lilly elect to terminate this Agreement due to a breach on the part of Arena, then all licenses granted Lilly under Article XI and Article XXIII shall survive such termination and shall become fully paid up, except for any royalties which may otherwise be due, as of the effective date of such termination.

        12.9 Lilly Accrued Rights. For purposes of Sections 12.8, Lilly's accrued rights thereunder shall mean the following:

        (a) Lilly shall have the right to utilize ************************** ***************************** prior to the date of termination to create ******** *************** which Lilly may then utilize to *************************** ********** to identify *******************.

        (b) Lilly shall have the right to utilize *********************** developed by Arena prior to the date of termination to ********************************* ********* identify *******************.

        (c) Lilly shall have the right to develop and commercialize ************ ****** identified prior to date of termination or pursuant to the rights granted in this Section 12.9 (a) and (b).

        (d) All rights under the licenses set forth in Article XI and XXIII.

Lilly's rights as set forth in this Section 12.9 shall be subject to the obligations of Lilly as set forth in Section 12.10 below.

        12.10 The exercise of the rights set forth in Section 12.9 by Lilly shall be subject to the obligations of Lilly to make the payments set forth in Sections 8.1, 9.1, and 9.2 and Article X.


                                  ARTICLE XIII
                      EXPANSION OF COLLABORATION RECEPTORS

        13.1 Individual GPCR-CV and GPCR-Oncology Receptors. At any time during the term of this Agreement, Lilly shall have the option to provide written Notice to Arena to include GPCR-CV and/or GPCR-Oncology within the definition of Collaboration Receptor ("Receptor Expansion Notice"), under the following conditions:

        (a) prior to receipt of such Receptor Expansion Notice, Arena shall be permitted to enter into an agreement(s) with a Third Party(ies) with respect to any individual GPCR-CV and/or GPCR-Oncology receptors, excepting the ******* GPCR-CV selected during R&D Phase IA ; the ******* GPCR-CV selected during R&D Phase II; and (iii), if applicable, the ******* GPCR-CV selected during R&D Phase III; and

        (b) any GPCR-CV or GPCR-Oncology to which Arena has assumed an obligation to a Third Party prior to the date of such Receptor Expansion Notice shall not be included within the definition of a Collaboration Receptor.

        13.2 Broad GPCR-CV and GPCR-Oncology Collaboration. Except as provided under Section 13.1, through and including the third year of this Agreement:

        (a) Arena shall not enter into any agreement with a Third Party that would prevent Lilly from having Arena activate GPCR-CV or GPCR-Oncology.

        (b) Lilly shall have the exclusive option to further expand the Project to include GPCR-Oncology and GPCR-CV, and Arena shall not enter into any agreement with a Third Party that would significantly limit the scope of the option created under this Section 13.2(b). If Arena is approached by a Third Party for such collaboration prior to the beginning of the *******year of this Agreement, Arena must inform Lilly in writing within ten (10) Business Days. If Lilly issues a Receptor Expansion Notice to Arena within thirty (30) day of receipt of Notice informing Lilly of Third Party interest in such collaboration, Arena will not undertake such Third Party collaboration.


                                   ARTICLE XIV
                                 CONFIDENTIALITY

        14.1 Each Party agrees that it shall not disclose to any Third Party any information disclosed during this Agreement which is deemed confidential by the disclosing Party ("Information"), including any Information exchanged between the Parties under the Confidential Disclosure Agreement between the Parties dated *********** nor the Material Transfer Agreement between the Parties dated ********************* ("Previous Agreements"), nor permit any Third Party to have access to such Information, nor use such Information for any purpose other than for purpose of this Agreement (except as may otherwise be provided for herein), without the prior written consent of the other. The Parties acknowledge and agree that with respect to the information and materials provided to Lilly under the Previous Agreements, the terms of the Previous Agreements shall control with respect to any information and/or materials provided thereunder. A Party must indicate in writing at the time of disclosure whether it deems any information to be disclosed as confidential.

        14.2 The receiving Party's obligations under Article 14.1 of this Agreement shall not apply with respect to any of such Information to the extent that the receiving Party can demonstrate that such Information:

        (a) is published, known publicly, or is already in the public domain at the time of receipt of it by the receiving Party;

        (b) is published, becomes known publicly or becomes a part of the public domain by publication or otherwise after the time of receipt of it by the receiving Party, except by breach of this Agreement by the receiving Party;

        (c) is obtained from a third Party after the receipt of it by the receiving Party, provided, however, that said Third Party has not obtained it directly or indirectly from the disclosing Party;

        (d) is in the receiving Party's possession on the date of the receipt of it and was not acquired directly or indirectly from the disclosing Party; or

        (e) is subsequently developed by the receiving Party independent of the information received hereunder, as evidenced by the written records of the receiving Party.

        14.3 Notwithstanding anything to the contrary in this Agreement, the receiving Party shall be entitled to disclose such Information (i) to the extent required by applicable law or court order provided that the receiving Party furnishes the disclosing Party with written notice of such request, in advance of any such disclosure of the Information or (ii) to a government agency, regulatory authority, clinical research organization, clinical investigator or other third Party to whom disclosure is necessary for development of the CART Identified Compound or Drug Product in connection with the development, approval or registration of such CART Identified Compound and/or Drug Product, or (iii) for the preparation of any patent applications in the Territory.

        14.4 The foregoing obligations of confidentiality shall survive for five
(5) years after any termination or expiration of this Agreement.

        14.5 Except as provided herein, neither Arena nor Lilly shall release any information to any third party with respect to the existence and terms of this Agreement without the prior written consent of the other. This prohibition includes, but is not limited, to further press releases, educational and scientific conferences, promotional materials, governmental filings, and discussions with public officials and the media. If either party determines a release of further information is required by law or governmental regulation, it shall notify the other in writing at least thirty (30) days before the time of the proposed release. The notice shall include the exact text of the proposed release and the time and manner of the release. At the other party's request and before the release, the party desiring to release such further information shall consult with the other party on the necessity for the disclosure and the text of the proposed further release. In no event shall a release include further information regarding the existence or terms of this Agreement that is not required by law or governmental regulation or unless already publicly disclosed.


                                   ARTICLE XV
                            THIRD PARTY INFRINGEMENT

        15.1 Notification of Infringement. Each Party shall promptly provide written Notice to the other of any infringement (of which it becomes aware) of the intellectual property rights including patent rights on any Collaboration Receptor(s) and/or Prioritized Receptor(s) and/or CART Activated Receptor and/or CART Identified Compound(s) and/or Drug Product(s) by any Third Party and shall provide the other with any available evidence of such infringement of which the Party is aware.

        15.2 Suit for Infringement.

        (a) During the term of this Agreement, Arena shall be responsible for enforcement of the Arena Patent Rights including, but not limited to, the bringing of an action for patent infringement, selection of the forum for such action, and counsel, settlement of any such action, and the costs devoted to such action. Lilly agrees to provide reasonable assistance (except for financial assistance) to Arena in the enforcement of Arena Patent Rights. Lilly may join such action as initiated by Arena with counsel at Lilly's own expense and seek its own damages and other relief where such infringement may affect Lilly's rights under this Agreement. If, within ninety (90) days of Lilly's giving notice to Arena of a Third Party infringement in the Territory, Arena fails to institute the infringement suit that Lilly reasonably feels is required, Lilly may institute such infringement proceedings against said Third Party at Lilly's expense and Lilly shall have the right to receive all the amounts payable by said Third Party as a result of such proceedings.

        (b) During the term of this Agreement, Lilly shall be responsible for enforcement of the Lilly Patent Rights including, but not limited to, the bringing of an action for patent infringement, selection of the forum for such action, and counsel, settlement of any such action, and the costs devoted to such action. Arena agrees to provide reasonable assistance (except for financial assistance) to Lilly in the enforcement of Lilly Patent Rights.

        (c) In the event a claim of patent infringement is made against Lilly by a Third Party in the Territory by reasons of Lilly's commercial activities hereunder, Lilly and Arena shall meet to analyze the infringement claim and avoidance of the same. If it is necessary to obtain an appropriate license from such a Third Party, the Parties shall, in negotiating such a license, make every effort to minimize the amount of license fees and/or royalties payable to such Third Party and (i) in case that such license is related to CART Activation Technology, Arena shall be responsible for such license fees and/or royalties,
(ii) in the case that such license is related to CART Identified Compound(s) and/or Drug Product(s), Lilly shall be responsible for such license fees and/or royalties, and (iii) in all other cases, Arena shall be responsible for such license fees and/or royalties.

                                   ARTICLE XVI
                          REPRESENTATION AND WARRANTIES

        16.1 Representations and Warranties of Lilly. Lilly represents and warrants to Arena as follows:

        (a) The execution and delivery of this Agreement have been duly and validly authorized, and all necessary action has been taken to make this Agreement a legal, valid and binding obligation of Lilly enforceable in accordance with its terms.

        (b) The execution and delivery of this Agreement and the performance by Lilly of its obligations hereunder will not contravene or result in the breach of the Certificate or Article of Incorporation of Lilly, or Bylaws of Lilly, or result in any material breach or violation of or material default under any material agreement, indenture, license, instrument or understanding or, to the best of its knowledge, result in any law, rule, regulation, statute, order or decree, to which Lilly is a party or by which it or any of its property is subject.

        16.2 Representations and Warranties of Arena. Arena represents and warrants to Lilly as follows:

        (a) The execution and delivery of this Agreement have been duly and validly authorized, and all necessary action has been taken to make this Agreement a legal, valid and binding obligation of Arena enforceable in accordance with its terms.

        (b) The execution and delivery of this Agreement and the performance by Arena of its obligations hereunder will not contravene or result in the breach of the

Certificate or Article of Incorporation of Arena, or Bylaws of Arena, or result in any material breach or violation of or material default under any material agreement, indenture, license, instrument or understanding or, to the best of its knowledge, result in any law, rule, regulation, statute, order or decree, to which Arena is a party or by which it or any of its property is subject.

        (c) Arena has not received notice of any claim, and as of the Effective Date has no knowledge of any such notice or claim, that the CART Technology infringes upon any Third Party's know-how, patent or other intellectual property rights.

        16.3 NEITHER PARTY MAKES ANY REPRESENTATION TO THE OTHER THAT ANY RECEPTOR DESIGNATED AS A LILLY RECEPTOR IN THE CASE OF LILLY, OR ANY RECEPTOR DESIGNATED AS AN ARENA RECEPTOR IN THE CASE OF ARENA, IS PATENTABLE OR WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, TRADE SECRET OR OTHER PROPRIETARY RIGHT OF ANY OTHER PERSON. NEITHER PARTY MAKES ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED, TO THE OTHER WITH RESPECT TO ANY ARENA RECEPTOR, IN THE CASE OF ARENA, ANY LILLY RECEPTOR, IN THE CASE OF LILLY, ANY COLLABORATION RECEPTOR AND/OR ANY PRIORITIZED RECEPTOR.

        16.4 ARENA MAKES NO REPRESENTATION THAT ANY CART ACTIVATED RECEPTOR AND/OR ENABLED SCREENING ASSAY TRANSFERRED BY ARENA TO LILLY WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER PROPRIETARY RIGHT OF ANY OTHER PERSON. ARENA MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO ANY CART ACTIVATED RECEPTOR AND/OR ENABLED SCREENING ASSAY, AS THE CASE MAY BE.

        16.5 NEITHER PARTY MAKES ANY REPRESENTATION TO THE OTHER THAT ANY CART IDENTIFIED COMPOUND IS PATENTABLE OR WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER PROPRIETARY RIGHT OF ANY OTHER PERSON. NEITHER PARTY MAKES ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED, TO THE OTHER WITH RESPECT TO ANY CART IDENTIFIED COMPOUND.

        16.6 NEITHER PARTY MAKES ANY REPRESENTATION TO THE OTHER THAT ANY DRUG PRODUCT IS PATENTABLE OR WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER PROPRIETARY RIGHT OF ANY OTHER PERSON. NEITHER PARTY MAKES ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED, TO THE OTHER WITH RESPECT TO ANY DRUG PRODUCT.

                                  ARTICLE XVII
                                    INDEMNITY

        17.1 Indemnification by Lilly. Lilly will indemnify and hold harmless Arena and its Affiliates, employees, officers, directors, shareholders and agents (an "Arena Indemnified Party") from and against all liability, loss, damages, costs and expenses (including reasonable attorneys' fees) which Arena Indemnified Party may incur, suffer or be required to pay resulting from or arising in connection with (i) the breach by Lilly of any agreement, covenant, representation or warranty of Lilly obtained in this Agreement, or (ii) negligence or omission of Lilly in performing its obligations under this Agreement.

        17.2 Indemnification by Arena. Arena will indemnify and hold harmless Lilly and its Affiliates, employees, officers, directors, shareholders and agents (an "Lilly Indemnified Party") from and against all liability, loss, damages, costs and expenses (including reasonable attorneys' fees) which Lilly Indemnified Party may incur, suffer or be required to pay resulting from or arising in connection with (i) the breach by Arena of any agreement, covenant, representation or warranty of Arena obtained in this Agreement, or (ii) negligence or omission of Arena in performing its obligations under this Agreement.

        17.3 Conditions to Indemnification. The obligations of the indemnifying Party under Sections 17.1 and 17.2 of this Agreement are conditioned upon the prompt Notice to the indemnifying Party of any of the aforementioned suits or claims in writing within fifteen (15) days after receipt of notice by the Indemnified Party of such suit or claim. Failure of an indemnified Party to provide notice of a claim to the indemnifying Party shall affect the indemnified Party's rights to indemnification only to the extent that such failure has a material adverse effect on the ability of the indemnifying Party to defend or on the nature or amount of the liability. The indemnified Party shall cooperate fully in the defense of all claims or suits. The indemnifying Party shall have the right to assume the defense of any such suit or claim and the Indemnified Party shall have the right to participate in such claim or suit with counsel of its choice at its sole cost and expense. The provision for indemnification shall be void and there shall be no liability against a party as to any suit or claim for which settlement or compromise or an offer of settlement or compromise is made without the prior consent of the indemnifying Party. Consent of the indemnified Party to a settlement or compromise offer shall not be unreasonably withheld.


                                  ARTICLE XVIII
               RESTRICTIONS ON UNSOLICITED ACQUISITION ACTIVITIES

        18.1 In consideration of rights granted by Arena to Lilly hereunder, Lilly agrees that, during the term of this Agreement, and for a period of one
(1) year from the
termination or sooner expiration of this Agreement, and without the prior written consent of the Board of Directors of Arena, neither Lilly, representatives of Lilly ("Lilly Representatives") nor any of its or their Affiliates (including any person or entity directly or indirectly, through one or more intermediaries, controlling it or such Lilly Representatives or controlled by it or such Lilly Representatives or under common control with it or such Lilly Representatives) will or shall:

        (a) purchase, offer or agree to purchase, or announce an intention to purchase, directly or indirectly, any voting securities or assets of Arena;

        (b) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" to vote or "consents" (as such terms are used in the rules and regulations of the Securities and Exchange Commission) or seek to advise or influence any person with respect to the voting of any voting securities of Arena or any subsidiary thereof;

        (c) initiate or support, directly or indirectly, any stockholder proposal with respect to Arena;

        (d) directly or indirectly make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any extraordinary transaction involving Arena or its securities or assets or any subsidiary thereof, or of any successor to or person in control of Arena or any of its businesses, or any assets of Arena or any subsidiary or division thereof or of any such successor or controlling person;

        (e) except as provided for under Article II of this Agreement with respect to the Steering Committee, seek or propose to influence or control Arena's management or policies;

        (f) seek to negotiate or influence the terms and conditions of employment of employees of Arena or, to the extent applicable, any agreement of collective bargaining with employees of Arena, provided that Lilly shall not be prohibited from employing an Arena employee seeking employment by Lilly; or

        (g) form, join or in any way participate in a "group" as defined in
Section 13(d)(3) of the Exchange Act in connection with any of the foregoing.

        18.2 In the event that a Third Party makes an unsolicited offer to purchase all or substantially all of the assets or securities of Arena or proposes a merger or similar transaction, or in the event that Arena's Board of Directors determines to seek proposals for or the sale of all or substantially all of the assets of Arena or the merger or consolidation with a third party, then Arena, to the extent consistent with applicable law and the fiduciary duties of the Board of Directors of Arena, as reasonably determined by the Board of Directors of Arena, shall notify Lilly thereof and shall provide Lilly with the opportunity to engage in discussions with Arena regarding such a transaction

                                   ARTICLE XIX
                           RELATIONSHIP OF THE PARTIES

        Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee, or joint venture relationship between the Parties. All activities by each Party hereunder shall be provided as an independent contractor. No Party shall incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.


                                   ARTICLE XX
                            MISCELLANEOUS PROVISIONS

        20.1 Limitations on Assignment. Except for Lilly's rights described in
Section 11.4, neither this Agreement nor any interest hereunder shall be assignable or transferable by Lilly without the prior written consent of Arena.

        20.2 Further Acts and Instruments. Each Party hereto agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate to carry out the purpose and intent of this Agreement.

        20.3 Entire Agreement. This Agreement constitutes and contains the entire agreement of the Parties and, with the specific exception of the two agreements designated in Article XIV, supersedes any and all prior negotiations, correspondence, understandings, letters of intent and agreements between the Parties respecting the subject matter of this Agreement. This Agreement may be amended or modified or one or more provisions of this Agreement waived only by a written instrument signed by the Parties.

        20.4 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded.

        20.5 Captions. The captions to this Agreement are for convenience only and are to be of no force or effect in construing and interpreting the provisions of this Agreement.

        20.6 Force Majeure. Neither Party shall be liable to the other for loss or damages, or have any right to terminate this Agreement for any default or delay, attributable to any act of God, flood, fire, explosion, breakdown or plant strike, lockout, labor dispute, casualty, accident, war, revolution, civil commotion, act of a public enemy, blockage, embargo, injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or subdivision, authority or representative of any government, or any other cause beyond the reasonable control of such Party.

        20.7 No Trade Name or Trademark License.

        (a) No right, express or implied, is granted by this Agreement to Lilly, Lilly collaborators or Lilly's Licensees to use in any manner the name "Arena," "Arena Pharmaceuticals," "CART" or any trade name or trademark of Arena in any business dealing which is not directly connected with the performance of this Agreement; provided, however, that Lilly shall have the right to use or disclose the name Arena only to the extent and the manner as may be required by law.

        (b) No right, express or implied, is granted by this Agreement to Arena, Arena collaborators or Arena licensees to use in any manner the name "Eli Lilly" "Lilly" or any trade name or trademark of Lilly in any business dealing which is not directly connected with the performance of this Agreement; provided, however, that Arena shall have the right to use or disclose the name Lilly only to the extent and the manner as may be required by law.

        (c) During the term of this Agreement, the Parties shall issue a press release regarding the acceptance of this Agreement by the Parties with prior written consent of the other party on the contents of such release, which consent shall not be unreasonably withheld. It shall not be necessary to obtain the consent of the other party for disclosing the information regarding this Agreement that a Party is required by law to disclose. In the event that Lilly terminates this Agreement under Section 12.2(a), or in the event that either Party terminates this Agreement under Section 12.31, the Parties agree that a joint press release shall be issued by the Parties regarding such termination, and that the Parties shall use good faith efforts to agree on the wording of such joint press release.

        20.8 Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed under applicable federal law of the United States of America and the laws of the State of California, excluding any conflict of law provisions. Each Party hereby expressly waives any and all objections it may have to venue, including, without limitation, the inconvenience of such forum. In addition, each Party consents to the service of process by personal service or any manner in which notices may be delivered hereunder in accordance with
Section 20.11. Each Party hereby voluntarily and irrevocably waives trial by jury in any action or other proceeding brought in connection with this Agreement, any of the other transaction documents or any of the transactions contemplated hereby or thereby. The Parties agree that any legal action initiated by Lilly under this Section 20.8 shall be brought in San Diego, California and that any legal action initiated by Arena under this Section 20.8 shall be brought in Indianapolis, Indiana.

        20.9 Expenses. Except as otherwise provided herein, each Party hereto shall bear its legal and other expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement.

        20.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        20.11 Notice. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the Party to be notified or upon deposit with the United States Post Office registered or certified mail, postage prepaid, or upon deposit with an internationally recognized express courier with proof of delivery, postage prepaid and addressed to the Party to be notified at the address or addresses indicated below, or upon the date of fax transmission of such notice (with proof of such fax transmission established by the sender's fax receipt) using the fax numbers listed below, or at such other address or fax number as such Party may designate by ten (10) days' advance written notice to the other Party with copies to be provided as follows:

If to Arena, addressed to:

                           Arena Pharmaceuticals, Inc.
                           6166 Nancy Ridge Drive
                           San Diego, CA  92121 USA
                           Attention:       Jack Lief, President & CEO
                           Fax: (858) 453-7210
         with a copy to:   General Counsel
                           Address : (same as above)
                           Fax :     (same as above)

If to Lilly, for legal Notices, addressed to:

                          Eli Lilly and Company
                          Lilly Corporate Center
                          Indianapolis, IN 46285
                          Attention:  General Counsel
                          Fax: 317-433-3000

If to Lilly for general correspondence and Notices relating to the Project:

                          Eli Lilly and Company
                          Lilly Corporate Center
                          Indianapolis, IN 46285
                          Attention:  Steven E. Twait
                          Fax:  317-276-7600

        20.12 Negotiated Document. The Parties acknowledge and agree that the Agreement is a negotiated document and that no Party to this Agreement shall be deemed to have been the sole drafter of the Agreement and any construction of its terms shall be without regard to any rules of construction concerning such drafter.

        20.13 Surviving Obligations. The following Articles and Sections shall survive any termination or expiration of this Agreement: Article I; Article 4.1,
Section 8.1;



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

Article IX; Article X; Sections 12.9 and 12.10; Article XIV; Article XV; Article XVI; Article XVII; Article XVIII; Section 20.8; Section 20.11; Article XXI.

        20.14 Right to Intellectual Property. The Parties agree that all rights and licenses granted under or pursuant to Articles XI and XXIII of this Agreement are, and shall be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, as such section may be amended, licenses to rights to "intellectual property" as defined in the Bankruptcy Code. The Parties agree that Lilly, as licensee of such rights, shall retain and may exercise all of its rights and elections under the Bankruptcy Code, including, without limitation, Section 365(n).


                                   ARTICLE XXI
                         DISCONTINUATION OF DEVELOPMENT

        During the term of this Agreement, and for a period of ****** years thereafter, in the event Lilly desires to license or discontinue development of a CART Identified Compound or Drug Product, Lilly hereby grants to Arena a right to negotiate a license to such CART Identified Compound or Drug Product. Lilly shall provide to Arena written Notice of such desire to license or discontinue development of such CART Identified Compound or Drug Product.


                                  ARTICLE XXII
                               RESULTS OF PROJECT

        22.1 Quarterly Status Reports. During the Project, the Research Team shall provide to the Steering Committee a Quarterly status report that generally summarizes the progress of the activities conducted pursuant to the Research and Development Plan during such Quarter. The report shall include, without limitation, a general summary of important events, progress on critical success objectives, any milestones reached, significant personnel changes, learning points and other matters that the Steering Committee may deem appropriate.

        22.2 Project Technology. Except as otherwise set forth in this Agreement, Project Technology, including Improvements, conceived and reduced to practice or otherwise developed solely by employees of Arena shall be owned solely by Arena. Likewise, Project Technology, including Improvements, conceived and reduced to practice or otherwise developed solely by employees of Lilly shall be owned solely by Lilly. With respect to Project Technology conceived and/or reduced to practice or otherwise developed jointly by employees of Arena and Lilly, both parties will jointly own such Project Technology. Each Party shall have the right to use and disclose Project Technology in which it has an ownership interest (either sole or joint), provided such use and/or disclosure is consistent with the terms of this Agreement, including, in particular, this
Article XXII, Article XXIII, and XIV.

        22.3 Inventions. If an invention is conceived in the course of the Parties' work on the Project and is reduced to practice during such work on the Project or within six (6) months of termination of the Project, Lilly and Arena shall discuss such invention and the desirability of filing a United States patent application covering such invention as well as any foreign counterparts. The Party owning the invention (or both parties if the invention is a joint invention) shall make the final decision with respect to any such filings. All patent applications and patents on inventions made in the course of the parties' work on the Project solely by employees of Lilly shall be owned by Lilly. All patent applications and patents on inventions made in the course of the parties' work on the Project solely by employees of Arena shall be owned by Arena. All patent applications and patents on inventions made jointly by employees of Lilly and employees of Arena shall be jointly owned. If such joint invention is within the Field, Article XXIII shall determine Lilly's rights with respect to Arena's interest in such joint invention. If such joint invention is outside the Field, Lilly shall have a right of first negotiation as to Arena's interest in such Joint Invention and the parties shall negotiate in good faith the terms under which Lilly can exclusively commercialize such invention. Should Lilly choose not to commercialize such invention, Arena shall then have a right of first negotiation as to Lilly's share of such Joint Invention and the Parties shall negotiate in good faith the terms under which Arena can exclusively commercialize such invention. If the Parties, despite good faith negotiations, fail to reach agreement on terms which would allow either Lilly or Arena, as appropriate, to exclusively commercialize such invention, either Party may develop and commercialize such invention and such development/commercialization shall not in any way affect the other Parties right to develop and commercialize such joint invention as well.

        22.4 Inventions otherwise unpatentable in the United States. Any invention made by a Party hereto that would be rendered unpatentable in the United States solely on account of prior art under one or more of subsections 102(e), (f), or (g) of Title 35 U.S.C., but for the absence of an obligation of assignment of said invention (or an undivided interest therein) to one or more other parties hereto, is hereby subjected to an obligation of assignment to such other Parties of such interest in the invention as renders the invention patentable in the United States. Such assignment shall have force and effect only with respect to patents granted in the United States. The rights of the Parties with respect to any invention subject to an obligation of assignment under this Section 22.4, except for subject matter patentable to the assignee in the absence of the assignment, shall be the same as the rights that would have applied under this Agreement had no obligation to assign under this paragraph existed. If and only if required to give force and effect to the immediately preceding sentence and, in such case, only to the extent required to give such force and effect, each assignee under this paragraph hereby grants to each of the assignors under this paragraph such licenses, if any, as are required to vest in the assignor rights to make, have made, use, sell and import the assigned invention, except for subject matter patentable to the assignee in the absence of the assignment.

        22.5 Patent Preparation Cooperation, Costs and Obligations. Each Party shall be responsible for preparing, filing, prosecution and maintaining patent applications and patents relating to inventions owned by it, as set forth in this Section 22.5, at its sole expense. Arena shall, further, be responsible for preparing, filing, prosecuting and maintaining the Arena Patent Rights as set forth in APPENDIX C, at its sole expense. Arena shall also be responsible for preparing, filing, prosecuting and maintaining, using counsel mutually acceptable to Lilly and Arena, patent applications and patents relating to inventions jointly owned by Lilly and Arena and the parties shall equally share all out-of-pocket costs (including reasonable attorney's fees) associated with such activities. The Parties shall cooperate with each other in connection with any activities described in this
Section 22.5 and shall keep the other informed of all material developments regarding patent matters relating to any patent applications and patents filed hereunder, as well as those Arena Patent Rights set forth in APPENDIX C. Each Party shall, further, provide to the other a copy of any patent application which discloses Project Technology, prior to filing in the United States if reasonably possible, for review and comment by the other Party. Any such patent application shall be maintained in confidence by the receiving Party pursuant to
Article XIV.

        (a) If Arena files a patent application on a Joint Invention encompassed by this Article XXII and either Party, later, decides that it no longer wishes to continue to pay for its share of costs associated with prosecution and/or maintenance of such application (or any patent resulting therefrom), the Party declining to pay for any further costs shall inform the other Party of its decision to discontinue payment, in writing. Such non-declining Party may then elect to continue prosecution and/or maintenance of such application or patent at its sole expense. If the Party declining to pay for any further costs is Arena, Arena shall provide all reasonable assistance (including preparing any papers required to allow Lilly to prosecute and/or maintain such application) required by Lilly in prosecuting and/or maintaining such application or patent. Further, if one Party declines to pay for any further costs associated with prosecuting and/or maintaining such application or patent, and the other Party elects to continue to pay for such costs, the Party declining to pay for such costs shall lose all ownership and other rights to such application or patent and such rights shall vest totally in the Party continuing to pay for such costs.

        (b) If Arena files during the term of this Agreement or has filed prior to the Effective Date a patent application on Arena Technical Information or Project Technology owned by Arena and, later, decides that it no longer wishes to continue prosecution and/or maintenance of such application (or any patent resulting therefrom), Arena shall inform Lilly of its decision to discontinue prosecution and/or maintenance prior to discontinuance. Lilly may then elect to continue prosecution and/or maintenance of such application or patent at its sole expense and Arena shall provide all reasonable assistance (including preparing any papers required to allow Lilly to prosecute and/or maintain such application) required by Lilly in prosecuting and/or maintaining such application or patent. If Arena elects to discontinue prosecuting and/or maintenance of an application or patent encompassed hereunder, and Lilly elects to continue prosecution and/or maintenance of such application or patent, Arena shall lose all ownership and other rights to such application or patent and such rights shall vest totally in Lilly. The decision by Arena not to proceed into the National Phase of the Patent Cooperation Treaty patenting process in every country originally designated as a Designated Country in any Patent Cooperation Treaty patent application encompassed by this Article, shall not, by itself, be considered as an election to discontinue prosecution. Should Arena ever fail to inform Lilly in a timely manner of its decision to discontinue prosecution or maintenance of a patent or patent application encompassed hereunder prior to such discontinuance, and such patent or patent application, therefore, goes abandoned, Lilly shall have the right to deduct from any payments owed Arena by Lilly for the damages caused to Lilly by Arena's action. Should the parties fail to mutually agree on the extent of Lilly's damages, both parties agree to submit the issue of damages to a Third Party who is mutually acceptable to both parties or, if the parties cannot agree on a Third Party, such Third Party shall be selected by the American Arbitration Association. Such Third Party's decision on such issue shall be final.

        22.6 Publications. Neither Party shall publish the results of the Project without the prior approval of the other Party. Each Party agrees to provide the other the opportunity to review any proposed manuscripts or abstracts which relate to the Project at least thirty (30) days prior to their intended submission for publication and to not submit such manuscript or abstracts without the written authorization of the reviewing Party. If such written authorization is not provided, within such period, authorization shall be presumed to be withheld. Furthermore, such authorization shall not be unreasonably denied. Nothing contained in this Section 22.6 shall prohibit the inclusion of information necessary for a patent application provided the non-filing Party is given a reasonable opportunity to review the information to be included. Lilly and Arena both agree to withhold publication of any manuscript or abstract for a maximum of ninety (90) days if Lilly reasonably believes such manuscript or abstract would jeopardize the patentability of any Lilly Invention or Joint Invention made under this Agreement. Lilly and Arena both agree to withhold publication of any manuscript or abstract for a maximum of thirty (30) days if either Party reasonably believes such manuscript or abstract would jeopardize the patentability of any Arena Invention made under this Agreement.

                                  ARTICLE XXIII
                                COMMERCIAL RIGHTS

        23.1 License to Lilly. In consideration for the payments made to Arena by Lilly pursuant to Article II, Article VIII, Article XI and Article X, Arena grants to Lilly an exclusive right and license, with the right to sublicense, in the Territory to make, have made, use, sell, have sold, market, import, promote and distribute, for any indication within the Field, any CART Identified Compound and/or Drug Product, and to use Enabled Screening Assays as provided for in this Agreement and developed in the course of the Project.

        23.2 Sublicenses. Lilly shall have the right to sublicense its rights and licenses granted under Section 23.1, above, at its sole discretion, provided the terms of such sublicense are consistent with the terms of this Agreement.

        23.3 Regulatory and Manufacturing Responsibility. Lilly shall have sole responsibility for and control of all manufacturing of Drug Products required under this

Agreement (including any process development efforts required for such manufacturing) and all governmental health authority regulatory aspects associated with developing Products (including any toxicology and clinical trials associated with such development). Lilly may contract with a Third Party for manufacture of Drug Product subject to Lilly's quality assurance requirements.


                                  ARTICLE XXIV
                            HART-SCOTT-RODINO FILING

        If either Lilly or Arena conclude that filing is required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 ("HSR Act"), the other Party will be notified within five (5) Business Days of the Effective Date and this Agreement shall not be implemented until Required Approval (as hereafter defined) has been received. In such event both Lilly and Arena shall file, as soon as reasonably practicable after the Effective Date of this Agreement, with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice the notification and report form required of each of them with respect to the transactions described in this Agreement. Each Party shall cooperate with the other to the extent necessary to assist the other Party in the preparation of its Report and to proceed to obtain necessary approval under the HSR Act to complete the transactions contemplated by this Agreement, including, but not limited to, the expiration or earlier termination of any and all applicable waiting periods required by the HSR Act ("Required Approval"). Each Party will use reasonable efforts to obtain Required Approval.

                  [END OF TEXT - NEXT PAGE IS SIGNATURE PAGE.]

        WHEREUPON, the Parties have caused this Agreement to be executed, in duplicate originals, by their duly respective officers thereunto duly authorized, the day and year herein as of the dates listed below.


ARENA PHARMACEUTICALS, INC.               ELI LILLY AND COMPANY


By: /s/ JACK LIEF                         By: /s/ AUGUST M. WATANABE, M.D.
   ---------------------------------         -----------------------------------
Name:    Jack Lief                        Name:    August M. Watanabe, M.D.
Title:   President & CEO                  Title:   Executive Vice President
                                                   Science and Technology
Date:  April 13, 2000                     Date:  April 14, 2000
     -------------------                        --------------------------
Approved as to form by Legal:  /init/     Approved as to form by Legal: /init/
                             ----------                                ---------

                                   APPENDIX A
                         RESEARCH AND DEVELOPMENT PLAN


             [***CHART DELETED, CONFIDENTIAL TREATMENT REQUESTED***]




                                   APPENDICES

                                   APPENDIX B

                           AMENDED SECTION 7.4 TABLE



         [To be added, if appropriate, by action of the Research Team in accordance with Section 7.4(c).]


                                   APPENDICES

                                   APPENDIX C

                              ARENA PATENT RIGHTS

         The following Arena Patent Rights have been filed in the United
           States and world-wide under the Patent Cooperation Treaty*

    ---------------------------------- --------------------------------------------------- ----------------------------
               SERIAL NO.                              APPLICATION TITLE                           DATE FILED
                                                                                              (REVERSE DATE ORDER)
    ---------------------------------- --------------------------------------------------- ----------------------------
            A. U.S.09/170,496           Non-Endogenous, Constitutively Activated Human G            10/13/98
         NOTE:PLEASE INSERT ALL                    Protein-Coupled Receptors                  OTHER PRIORITY DATES
      PRIORITY/RELATED APPLICATION
             NUMBERS, IF ANY
    ---------------------------------- --------------------------------------------------- ----------------------------
              B. 09/060,188                A Method of Identifying Modulators of Cell               04/14/98
         NOTE: PLEASE INSERT ALL            Surface Membrane Receptors Useful in the          OTHER PRIORITY DATES
      PRIORITY/RELATED APPLICATION                    Treatment of Disease
             NUMBERS, IF ANY
    ---------------------------------- --------------------------------------------------- ----------------------------

ANY PATENT APPLICATIONS OR PATENTS RELATING TO PRIORITIZED GPCRS, AS WELL AS PENDING APPLICATIONS RELATING THERETO, SHALL BE ADDED.

*PCT NUMBERS

         A.       PCT/US99/23938
         B.       PCT/US98/07496
                    Case B was also filed separately in Japan via the PCT:
                    PCT/US99/23935




                                   APPENDICES

                                   APPENDIX D

                    RESEARCH TEAM OPERATIONAL CONSIDERATIONS


             Unless determined by the Steering Committee or otherwise required by the terms of the Agreement, the Research Team shall determine the following organizational matters.


        Representation.

        1. Determine whether there will be any limit on the number of nonvoting representatives of a Party that may attend a meeting.

        2. Determine whether only employees of a Party will be allowed to attend or whether consultants of a Party may attend subject to notice to the other Party and entry into an appropriate confidentiality agreement.


        Meetings.

        1. Select the frequency of meetings. Should meet at least once quarterly. Determine whether meeting can be held by conference telephone.

        2. Determine where the meetings will be held. It is typical to have the meetings alternate between each Party's offices. Meeting at a more central or convenient location may be considered.

        3. Typically the Parties are responsible for their own expenses in attending and hosting a meeting. If a different arrangement is contemplated that should be discussed.

        4. Minutes of all meetings setting forth decisions must be prepared. Typically the minutes are prepared by the Party hosting the meeting subject to review by the other Party before becoming final. Confirm how Minutes will be prepared and whether specific members of the Research Team should be designated to prepare the Minutes. It is typical for the Minutes to become official when agreed to by all members of the Research Team. In order to simplify the process, draft Minutes will be circulated to all members and shall be deemed approved unless any member of the Research Team objects to the accuracy of such Minutes within five
              (5) days of receipt. Any different procedure must be documented in the Minutes.

        All decisions reached at the organization meeting should be documented in the Minutes.


Decisions.

        1. Determine whether decisions are to be unanimous or by majority Vote. If by majority vote, each party should have at least one member voting in the affirmative.


Miscellaneous.

        1. Specify how voting members can be replaced by a Party, i.e., how Notice is to be given and how much advance notice (if any) is required. Typically either Party may replace its voting representatives by written Notice of such change to the other Party. However, it may be acceptable for a Party to change its representatives and announce the change at the meeting. All such changes should be noted in the Minutes.


        2. Specify whether a Party will have access to employees of the other Party for matters relating to the Project, and, if so, whether there are any limitations on such access. It is typical for each Party to have reasonable access on an informal basis to the personnel of the other Party assigned to work on the Project.

                                   APPENDICES

                                   APPENDIX E

                 SELECTED CRITERIA FOR ENABLED SCREENING ASSAYS


1.       **********

2.       *******************

         a.       ******************************************
         b.       ****************
         c.       *****************

3.       *****************************************************

4.       **********************

         a.       **********************************************************
         b.       **********************************************************

5.       ******************

         a.       *************************
         b.       *************************
         c.       **********************

6.       ****************************************************

         a.       **************************
         b.       ****************************
         c.       ******************************************
         d.       ***********************************
         e.       ********************************************
         f.       ***********************************************


                                   APPENDICES

                                   APPENDIX F

                              WIRING INSTRUCTIONS

Wire to:          ***************
                  *********************

For Credit to:    Account: *********
                  ********************

In favor of:      ************************
                  Acct#: **********
                  Arena Pharmaceuticals


                                   APPENDICES

                                   APPENDIX G

                               CONTACT INFORMATION




                                   APPENDICES

                                   APPENDIX H

                            EXCLUDED GPCR RECEPTORS

Known Receptors:
***
***
****
***
***
***
***
**** *********



================================================================================
***
***
***
***
****
****
****
****
****
****
*****
*****
****
***
****
****
****

================================================================================
**** Receptors:

********** ********receptors with code names to be provided.


                                   APPENDICES